File Nos. 33-44186

811-6485

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 45	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 47	☒

SELIGMAN GLOBAL FUND SERIES, INC.

(Exact name of registrant as specified in charter)

200 AMERIPRISE FINANCIAL CENTER, MINNEAPOLIS, MN 55474

(Address of principal executive office)

Registrant’s Telephone Number: 212-850-1864 or

Toll Free: 800-221-2450

LAWRENCE P. VOGEL, Treasurer

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☒	on March 2, 2009 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

March 2, 2009

Seligman

Global Fund Series, Inc.

Investing Around the World for Capital Appreciation

•	Seligman Emerging Markets Fund

•	Seligman Global Growth Fund

•	Seligman Global Smaller Companies Fund

•	Seligman Global Technology Fund

•	Seligman International Growth Fund

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

Not FDIC Insured    ■    May Lose Value    ■    No Bank Guarantee

EQSGFS1 3/2009

Table of Contents

This Prospectus contains information about Seligman Global Fund Series, Inc. (the “Series”), which consists of five separate funds.

For More Information	back cover

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource complex of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Funds having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Series (on behalf of each Fund), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008. Shareholders of the Funds (other than Seligman Global Technology Fund) also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP.

RiverSource Complex of Funds

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may not include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

The Funds

Seligman Emerging Markets Fund

Investment Objective

The Seligman Emerging Markets Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its net assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

The Fund will focus its investments in those emerging markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid, or other emerging markets that meet the portfolio manager’s criteria for investability. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments, and developing capital markets.

The Fund combines a bottom-up investment style with top-down analysis of regions, countries and sectors. This means the portfolio manager concentrates first on analysis of individual companies then on analysis of individual sectors, countries and regions.

Emerging Market:

A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index. Developing countries are those classified by the World Bank as low-income or middle-income economies, regardless of their particular stage of development.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Operate in growing markets

■	Attractive valuations relative to cash earnings forecasts or other valuation criteria

■	Unique sustainable competitive advantages (e.g., market share, proprietary products)

■	Improving industry or country fundamentals

Following stock selection, the portfolio manager then focuses on portfolio construction that considers top-down risk control based on such factors as:

■	Relative economic growth potential of the various economies and securities markets

■	Political, financial, and social conditions influencing investment opportunities

■	Relative rates of earnings growth

■	Interest rate outlook and expected levels of inflation

■	Market prices relative to historic averages

Seligman Emerging Markets Fund

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or there are deteriorating industry or country fundamentals. The Fund may also sell or trim a stock if the portfolio manager believes, from a risk control perspective, the stock’s position size is inappropriate for the portfolio. Also, stocks may be sold when negative country, currency, or general industry factors affect a company’s outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee the Fund will achieve its objective.

Principal Risks

The Fund’s net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a

Seligman Emerging Markets Fund

price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

Investments in smaller companies typically involve greater risks than investments in larger companies.

Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

Seligman Emerging Markets Fund

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund’s expenses (with certain exceptions). Through at least [February 28, 2010], RiverSource Investments, the Fund’s new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [0.85]% per annum of the Fund’s average daily net assets. Absent prior management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Emerging Markets Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 33.99% – quarter ended 12/31/99.

Worst calendar quarter return: -26.57% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03
Class A
Return before taxes	(54.39)%	6.67%	5.98%		n/a		n/a
Return after taxes on distributions	(55.20)	4.80	5.05		n/a		n/a
Return after taxes on distributions and sale of Fund shares	(34.43)	5.75	5.25		n/a		n/a
Class B	(54.03)	6.86	5.96	(1)	n/a		n/a
Class C	(52.18)	7.26	n/a		4.63%		n/a
Class R	(51.82)	8.02	n/a		n/a		15.54%
MSCI Emerging Markets (EM) Index	(53.18)	8.01	9.30		7.14	(2)	15.28
Lipper Emerging Markets Funds Average	(55.41)	6.20	9.38		7.23		13.65

The Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets (EM) Index”) and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Emerging Markets Funds Average excludes the effect of fees, sales charges and taxes, and the MSCI Emerging Markets (EM) Index excludes the effect of expenses, fees, sales charges and taxes. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Emerging Markets Funds Average comprises mutual funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s gross national product (GNP) per capita or other economic measures. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services to the Fund.

(1)	The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

(2)	From 5/31/99.

Seligman Emerging Markets Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(2)	none	none	none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(2)		5%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	1.25%		1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	0.50%
Other Expenses(3)	1.04%		1.04%	1.04%	1.04%
Total Gross Operating Expenses(1)	2.54%		3.29%	3.29%	2.79%
(1) Less: Fee Waiver/Expense Reimbursement	0.19%		0.19%	0.19%	0.19%
Net Operating Expenses (after Fee Waiver/Expense Reimbursement)	2.35%		3.10%	3.10%	2.60%

(2)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

(3)	Through at least [February 28, 2010], RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [0.85]% per annum of the Fund’s average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1).

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s net operating expenses shown above through [February 28, 2010] (which reflect the contractual expense reimbursement/fee waiver arrangement described above) and (ii) after [February 28, 2010], the Fund’s total gross operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$799	$1,303	$1,832	$3,272
Class B	813	1,245	1,901	3,402	†
Class C	413	995	1,701	3,573
Class R	363	847	1,457	3,105

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$799	$1,303	$1,832	$3,272
Class B	313	995	1,701	3,402	†
Class C	313	995	1,701	3,573
Class R	263	847	1,457	3,105

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Growth Fund

Investment Objective

The Seligman Global Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in high-quality, large-and mid-capitalization companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. Typically, the Fund will invest in several countries in different geographic regions. Additionally, the Fund may invest up to 15% in emerging market equities.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment process that emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Accelerating fundamentals or earnings growth with consideration paid to valuations

■	Quality management

■	Strong possibility of multiple expansion

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Potential for improvement in overall operations

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, or the stock’s or industry’s underlying fundamentals have deteriorated. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors or shifts in global trends may negatively affect a company’s outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in

Seligman Global Growth Fund

currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strat-

egies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund’s entire investment portfolio. However, a decline in the value of the Fund’s investments in one country may offset potential gains from investments in another country.

If global markets do not develop or continue to develop, the Fund’s performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Seligman Global Growth Fund

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to four measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

Seligman Global Growth Fund

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund’s expenses (with certain exceptions). In the past, Seligman also made payments to the Fund. Through at least [February 28, 2010], RiverSource Investments, the Fund’s new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [0.85]% per annum of the Fund’s average daily net assets. Absent prior management fee waivers/expense reimbursements and payments, returns presented in the bar chart and table would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Global Growth Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 24.43% – quarter ended 12/31/99.

Worst calendar quarter return: -27.07% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03
Class A
Return before taxes	(55.82)%	(6.01)%	(4.82)%		n/a		n/a
Return after taxes on distributions	(55.82)	(6.01)	(5.36)		n/a		n/a
Return after taxes on distributions and sale of Fund shares	(36.28)	(5.01)	(3.78)		n/a		n/a
Class B	(55.77)	(5.96)	(4.81	)(1)	n/a		n/a
Class C	(53.91)	(5.61)	n/a		(5.48)%		n/a
Class R	(53.70)	(5.11)	n/a		n/a		(0.70)%
MSCI World Index	(40.33)	0.00	(0.19)		(0.59	)(2)	4.62
MSCI World Growth Index	(40.90)	(0.84)	(2.29)		(2.32	)(2)	3.17
Lipper Global Large-Cap Growth Funds Average	(44.46)	(1.73)	0.35		(0.10)		3.01
Lipper Global Funds Average	(41.06)	(0.49)	0.88		0.51		4.38

The Morgan Stanley Capital International World Index (“MSCI World Index”), the Morgan Stanley Capital International World Growth Index (“MSCI World Growth Index”), and the Lipper Global Large-Cap Growth Funds Average and the Lipper Global Funds Average (the “Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages excludes the effect of fees, sales charges and taxes, and the MSCI World Index and the MSCI World Growth Index exclude the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Growth Index is a free float-adjusted market capitalization-weighted equity index representing “growth” (high price to book value) securities in the world’s developed stock markets. The Lipper Global Funds Average comprises mutual funds which invest at least 25% of their portfolio in securities traded outside the US, and may own US securities as well. The Lipper Global Large-Cap Growth Funds Average comprises mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. Lipper currently classifies the Fund as a Global Large-Cap Growth Fund. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company LLP has been employed as subadviser to provide portfolio management services to the Fund.

(1)	The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

(2)	From 5/31/99.

Seligman Global Growth Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(2)	none	none	none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(2)		5%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	1.00%		1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	0.50%
Other Expenses(3)	1.00%		1.00%	1.00%	1.00%
Total Gross Operating Expenses(1)	2.25%		3.00%	3.00%	2.50%
(1) Less: Fee Waiver/Expense Reimbursement	0.15%		0.15%	0.15%	0.15%
Net Operating Expenses (after Fee Waiver/Expense Reimbursement)	2.10%		2.85%	2.85%	2.35%

(2)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

(3)	Through at least [February 28, 2010], RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [0.85]% per annum of the Fund’s average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1).

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s net operating expenses shown above through [February 28, 2010] (which reflect the contractual expense reimbursement/fee waiver arrangement described above) and (ii) after [February 28, 2010], the Fund’s total gross operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$776	$1,224	$1,698	$3,000
Class B	788	1,213	1,764	3,132	†
Class C	388	913	1,564	3,307
Class R	338	764	1,317	2,825

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$776	$1,224	$1,698	$3,000
Class B	288	913	1,564	3,132	†
Class C	288	913	1,564	3,307
Class R	238	764	1,317	2,825

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Smaller Companies Fund

Investment Objective

The Seligman Global Smaller Companies Fund’s investment objective is long-term capital appreciation.

Smaller companies:

Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $3 billion or less.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. Relative to its benchmark, the Fund is generally neutrally weighted across the major geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.

In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

■	Extended growth opportunities or special situations where there is a potential for improvement in overall operations

■	A well articulated and believable business model

■	Quality management

■	Sustainable competitive advantage

■	Strong financial characteristics

The Fund generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers are finding better opportunities elsewhere. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company’s outlook, to manage risk in the Fund, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

Seligman Global Smaller Companies Fund

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

The Board of Directors may change the definition of “smaller companies” if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and lim-

Seligman Global Smaller Companies Fund

ited product lines, markets and financial and managerial resources.

The Fund may be affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio managers to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided

Seligman Global Smaller Companies Fund

on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Returns presented in the bar chart and table include the effect of a payment from Seligman (the predecessor investment manager) to the Fund in 2004. Absent such payment, returns that include 2004 would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Global Smaller Companies Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 18.72% – quarter ended 12/31/99.

Worst calendar quarter return: -26.64% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class R Since Inception 4/30/03
Class A
Return before taxes	(50.62)%	(3.24)%	(2.73)%	n/a	n/a
Return after taxes on distributions	(50.75)	(4.45)	(3.51)	n/a	n/a
Return after taxes on distributions and sale of Fund shares	(32.84)	(2.52)	(2.18)	n/a	n/a
Class B	(50.63)	(3.12)	(2.75)	n/a	n/a
Class C	(48.47)	(2.80)	n/a	(2.42)%	n/a
Class R	(48.31)	(2.32)	n/a	n/a	3.95%
S&P/Citigroup Broad Market Less Than US $2 Billion Index	(43.02)	0.51	4.83	4.46	7.26
Lipper Global Small-/Mid-Cap Funds Average

The Standard & Poor’s/Citigroup Broad Market Less Than US $2 Billion Index (the “S&P/Citigroup Index”) and the Lipper Global Small-/Mid-Cap Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Average excludes the effect of fees, sales charges and taxes, and the S&P/Citigroup Index excludes the effect of expenses, fees, sales charges and taxes. The S&P/Citigroup Index represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion. The Lipper Average measures the performance of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor. Investors cannot invest directly in an average or index.

Prior to January 1, 2003, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From January 1, 2003 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company LLP has been employed as subadviser to provide portfolio management services for the Fund. In June 2004, Wellington Management Company LLP delegated a portion of its portfolio management responsibilities in respect of the Fund to its affiliate, Wellington Management International Ltd. As of April 2006, no employee of Wellington Management International Ltd is providing portfolio management services to the Fund.

(1)	The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

Seligman Global Smaller Companies Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(1)	none	none	none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.95%		0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	0.50%
Other Expenses	0.71%		0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.91%		2.66%	2.66%	2.16%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$772	$1,184	$1,620	$2,827
Class B	784	1,171	1,684	2,959	†
Class C	384	871	1,484	3,138
Class R	334	721	1,235	2,646

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$772	$1,184	$1,620	$2,827
Class B	284	871	1,484	2,959	†
Class C	284	871	1,484	3,138
Class R	234	721	1,235	2,646

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Technology Fund

Investment Objective

The Seligman Global Technology Fund’s investment objective is long-term capital appreciation.

Technology:

The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and bio-technology.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of US and non-US companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The Fund may invest in companies domiciled in any country which the investment manager believes to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies that it believes display one or more of the following:

■	Above-average growth prospects

■	High profit margins

■	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

■	Quality management and equity ownership by executives

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached,

Seligman Global Technology Fund

its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company’s outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities. The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose

Seligman Global Technology Fund

money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund may be susceptible to factors affecting technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

The Fund seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Fund’s entire investment portfolio. However, a decline in the value of one of the Fund’s investments may offset potential gains from other investments.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. There can be no assurances that the Fund will achieve, by investing in initial public offerings or otherwise, the strong performance that the Fund had previously experienced, and past performance is no guarantee of future investment results.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also

Seligman Global Technology Fund

cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to four measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Returns presented in the bar chart and table include the effect of a payment from Seligman (the predecessor investment manager) to the Fund in 2004. Absent such payment, returns would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Global Technology Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 55.72% – quarter ended 12/31/99.

Worst calendar quarter return: -32.60% – quarter ended 9/30/01.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03
Class A
Return before taxes	(43.88)%	(2.86)%	(0.69)%		n/a		n/a
Return after taxes on distributions	(43.88)	(2.86)	(1.30)		n/a		n/a
Return after taxes on distributions and sale of Fund shares	(28.52)	(2.41)	(0.50)		n/a		n/a
Class B	(43.83)	(2.84)	(0.71	)(1)	n/a		n/a
Class C	(41.50)	(2.44)	n/a		(1.83)%		n/a
Class R	(41.19)	(1.93)	n/a		n/a		3.47%
MSCI World Index	(40.33)	0.00	(0.19)		(0.59	)(2)	4.62
MSCI World IT Index	(43.70)	(5.18)	(5.38)		(6.45	)(2)	0.95
Lipper Science & Technology Funds Average	(43.77)	(5.42)	(3.60)		(5.33)		0.81
Lipper Global Funds Average	(41.06)	(0.49)	0.88		0.51		4.38

The Morgan Stanley Capital International World Index (the “MSCI World Index”) and the Morgan Stanley Capital International World Information Technology Index (“MSCI World IT Index”, collectively, the “MSCI Indices”), and the Lipper Science & Technology Funds Average and the Lipper Global Funds Average (the “Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages exclude the effect of fees, sales charges and taxes, and the MSCI Indices exclude the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market. The Lipper Science & Technology Funds Average measures the performance of mutual funds that invest primarily in the equity securities of domestic companies engaged in science and technology. The Lipper Global Funds Average measures the performance of mutual funds that invest at least 25% of their portfolio in securities traded outside the US and that may own US securities as well. Lipper currently classifies the Fund as a Science & Technology Fund. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with regard to the Fund’s investments. From March 31, 2000 through November 6, 2008 the Fund was managed by Seligman. Thereafter, the Fund has been managed by RiverSource Investments.

(1)	The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

(2)	From 5/31/99.

Seligman Global Technology Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(1)	none	none	none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	1.00%		1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	0.50%
Other Expenses	0.51%		0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.76%		2.51%	2.51%	2.01%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$758	$1,141	$1,547	$2,679
Class B	769	1,126	1,610	2,812	†
Class C	369	826	1,410	2,993
Class R	319	676	1,159	2,493

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$758	$1,141	$1,547	$2,679
Class B	269	826	1,410	2,812	†
Class C	269	826	1,410	2,993
Class R	219	676	1,159	2,493

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman International Growth Fund

Investment Objective

The Seligman International Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective: The Fund invests primarily in high-quality, large- and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Fund) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

■	Quality management

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Strong possibility of multiple expansion

■	Potential for improvement in overall operations (hidden/unappreciated value)

The Fund generally sells a stock if the portfolio manager believes its target price has been reached,

there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

Seligman International Growth Fund

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund’s entire investment portfolio. However, a decline in the value of the Fund’s investments in one country may offset potential gains from investments in another country.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

Seligman International Growth Fund

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the

Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to four measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on page [29] do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on page [29] do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Seligman International Growth Fund

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund’s expenses (with certain exceptions).

Through at least [February 28, 2010], RiverSource Investments, the Fund’s new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [0.85]% per annum of the Fund’s average daily net assets. Absent prior management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman International Growth Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 16.96% – quarter ended 12/31/99.

Worst calendar quarter return: -27.75% – quarter ended 9/30/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03
Class A
Return before taxes	(60.34)%	(5.04)%	(7.56)%		n/a		n/a
Return after taxes on distributions	(60.34)	(5.70)	(8.03)		n/a		n/a
Return after taxes on distributions and sale of Fund shares	(39.22)	(4.01)	(5.86)		n/a		n/a
Class B	(60.37)	(4.96)	(7.52	)(1)	n/a		n/a
Class C	(58.63)	(4.60)	n/a		(7.92)%		n/a
Class R	(58.47)	(4.13)	n/a		n/a		0.75%
MSCI EAFE Index	(43.06)	2.10	1.18		1.21	(2)	7.77
MSCI EAFE Growth Index	(42.46)	1.77	(1.01)		(0.56	)(2)	6.68
Lipper International Multi-Cap Growth Funds Average	(46.85)	1.14	1.46		0.99		6.69
Lipper International Funds Average	(44.23)	1.27	1.74		1.40		6.62

The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index (“MSCI EAFE Growth Index”, collectively, the “MSCI EAFE Indices”) and the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average (collectively, the “Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages exclude the effect of fees, sales charges and taxes, and the MSCI EAFE Indices exclude the effect of expenses, fees, sales charges and taxes. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI EAFE Growth Index is a free float-adjusted market capitalization-weighted index that measures stock market performance of the developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation. The Lipper International Multi-Cap Growth Funds Average measures the performance of mutual funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. The Lipper International Funds Average measures the performance of mutual funds that invest their assets in equity securities with primary trading markets outside the US. Lipper currently classifies the Fund as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company LLP has been employed as subadviser to provide portfolio management services to the Fund.

(1)	The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

(2)	From 5/31/99.

Seligman International Growth Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(2)	none	none	none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(2)		5%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.98%		0.98%	0.98%	0.98%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	0.50%
Other Expenses(3)	0.89%		0.89%	0.89%	0.89%
Total Gross Operating Expenses	2.12%		2.87%	2.87%	2.37%
(1) Less: Fee Waiver/Expense Reimbursement	0.04%		0.04%	0.04%	0.04%
Net Operating Expenses (after Fee Waiver/Expense Reimbursement)	2.08%		2.83%	2.83%	2.33%

(2)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

(3)	Through at least [ ], RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [ ]% per annum of the Fund’s average daily net assets. [No fee waiver and/or expense reimbursement was required for the fiscal year ended October 31, 2008.]

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$774	$1,197	$1,645	$2,883
Class B	786	1,185	1,710	3,015	†
Class C	386	885	1,510	3,192
Class R	336	736	1,262	2,703

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$774	$1,197	$1,645	$2,883
Class B	286	885	1,510	3,015	†
Class C	286	885	1,510	3,192
Class R	236	736	1,262	2,703

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Management of the Funds

The Board of Directors provides broad supervision over the affairs of each Fund.

On November 7, 2008, RiverSource Investments, LLC (RiverSource Investments or the Manager) completed its acquisition (Acquisition) of J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of each Fund) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008. Shareholders of the Funds (other than Seligman Global Technology Fund) also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Funds will pay RiverSource Investments a fee for managing their respective assets (Seligman will no longer receive a management fee effective November 7, 2008). The fees paid to RiverSource Investments will be the same annual fee rates that were paid to Seligman prior to November 7, 2008.

Affiliates of RiverSource Investments:

Seligman Advisors, Inc. (“Seligman Advisors” or “distributor”):

Seligman Advisors is the principal distributor of the Seligman mutual funds and the RiverSource complex of funds; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of Funds.

Each Fund pays RiverSource Investments a fee for its management services equal to a percentage of that Fund’s average daily net assets. Each Fund’s fee rate declines as that Fund’s net assets increase. The management fee rates are:

■	Seligman Emerging Markets Fund
1.25% on first $1 billion of net assets
1.15% on next $1 billion of net assets
1.05% on net assets in excess of $2 billion

■	Seligman Global Growth Fund and Seligman International Growth Fund
1.00% on first $50 million of net assets
0.95% on next $1 billion of net assets
0.90% on net assets in excess of $1,050,000,000

■	Seligman Global Smaller Companies Fund

1.00% on first $100 million of net assets

0.90% on net assets in excess of $100 million

■	Seligman Global Technology Fund

1.00% on first $2 billion of net assets

0.95% on next $2 billion of net assets

0.90% on net assets in excess of $4 billion

For each of Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman International Growth Fund, through at least [February 28, 2010], RiverSource Investments has contractually agreed to waive its respective management fee and/or to separately reimburse each Fund’s expenses to the extent that a Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [0.85]% per annum of that Fund’s average daily net assets.

On July 29, 2008, the Series’ Board met to discuss, prior to shareholder approval, the Management Agreement between the Series (on behalf of each Fund) and RiverSource Investments, and a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP (“Wellington Management”) relating to services provided to the Funds other than Seligman Global Technology Fund (the “Subadvisory Agreement”). A discussion regarding the basis for the Board approving the Management Agreement and the Subadvisory Agreement was included in the proxy statement, dated August 27, 2008, and is available in the Series’ annual shareholder report.

Subadviser

Wellington Management Company, LLP, a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman International Growth Fund and Seligman Global Smaller Companies Fund. Wellington Man-

agement is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2009, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

RiverSource Investments pays Wellington Management a fee for the services it provides. This fee does not increase the fee payable by any Fund.

Portfolio Management

Seligman Emerging Markets Fund

Ms. Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Ms. Trojan joined Wellington Management as an investment professional in 1989.

Seligman Global Growth Fund

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since August 1, 2007 and has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Hudson is the lead portfolio manager of the Fund. Messrs. Offit and Berteaux assist in the research and portfolio construction process. In Mr. Hudson’s absence, Messrs. Offit and Berteaux, individually, may purchase or sell securities for the Fund.

Seligman International Growth Fund

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Offit is the lead portfolio manager of the Fund. Messrs. Berteaux and Hudson assist in the research and portfolio construction process. In Mr. Offits’s absence, Messrs. Berteaux and Hudson, individually, may purchase or sell securities for the Fund.

Seligman Global Smaller Companies Fund

Mr. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the North American portion of the Fund since 2003. Mr. Rome joined Wellington Management as an investment professional in 1994.

Mr. Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the non-North American portion of the Fund since 2006. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Messrs. Rome and Thomas coordinate the allocations among the North American and non-North American portions of the Fund, which are intended to be regionally neutral relative to the Fund’s benchmark. However, the allocations may vary from the benchmark from time to time based upon the investment process described in the Fund’s “Principal Investment Strategies.”

Seligman Global Technology Fund

Seligman Global Technology Fund is managed by Seligman’s Technology Group. Mr. Richard M. Parower, who joined Seligman in April 2000 and RiverSource Investments in November 2008, is Portfolio Manager of Seligman Global Technology Fund. Mr. Parower is also Portfolio Manager of Seligman Global Technology Portfolio (a portfolio of Seligman Portfolios, Inc.). Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies.

Mr. Paul H. Wick is head of Seligman’s Technology Group, and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990. Mr. Wick is also Portfolio Manager of Seligman Communications and Information Portfolio (a portfolio of Seligman Portfolios, Inc.).

Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Mr. Wick joined Seligman (the Fund’s predecessor investment manager) in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman’s Board of Directors in November 1997. Mr. Wick joined RiverSource Investments in November 2008. Mr. Wick provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors.

Ms. Reema D. Shah joined Seligman in November 2000 and RiverSource Investments in November 2008. Ms. Shah is Co-Portfolio Manager of Seligman Communications and Information Fund, Inc., and Seligman Communication and Information Portfolio. Ms. Shah provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Ms. Shah provides assistance to Mr. Parower in managing the Fund through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors.

Mr. Ajay Diwan joined Seligman in February 2001 and RiverSource Investments in November 2008.

Mr. Diwan is Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and Seligman Communication and Information Portfolio. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Mr. Diwan provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services, and electronic payment processing industries.

Mr. Benjamin Lu joined Seligman in April 2005 and RiverSource Investments in November 2008. Previously, he was an Associate Director for UBS from July 2002 to April 2005, covering the U.S. electronic manufacturing services and electronic components sectors. Mr. Lu provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the U.S. electronic manufacturing services and electronic components sectors.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Team”), other accounts managed by each member of the Portfolio Team and each member of the Portfolio Team’s ownership of securities of the Fund(s) for which they provide portfolio management.

Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments, however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Shareholder Information

Deciding Which Class of Shares to Buy

Each Class of a Fund represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in that Fund, or another Seligman mutual fund.

■

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

In connection with the proposed merger of RiverSource Global Technology Fund (which is not offered herein) into Seligman Global Technology Fund, the Series anticipates offering four additional classes of shares, which are as follows: Class I shares, Class R3 shares, Class R4 shares and Class R5 shares. These share classes, which are described in Appendix A, are expected to be effective before the end of third quarter 2009.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $ 50,000	5.75%	6.10%	5.00%
$50,000 – $ 99,999	4.50	4.71	4.00
$100,000 – $ 249,999	3.50	3.63	3.00
$250,000 – $ 499,999	2.50	2.56	2.25
$500,000 – $ 999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for each Fund’s shares; it includes the initial sales charge.

(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds described above, “single persons” includes individuals and immediate family members (i.e., husband, wife, and minor child), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the Series’ Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series’ Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Series’ Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of such Fund, the other investment companies in the Seligman Group, RiverSource Investments, SDC and RiverSource Investments’ affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series’ Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds’ distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Series or its directors or trustees who regularly provide advice and services to the Series, to other funds managed by RiverSource Investments, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Funds’ distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

For more information about those who can purchase shares of the Funds without a sales charge, and other relevant information, please consult the Series’ Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Class B

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%	Your purchase of Class B shares must be for less than $250,000, because if you are investing $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C shares due to the shorter CDSC applicable to Class C. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that class, which has lower ongoing fees and a shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C

■ No initial sales charge on purchases. ■ A 1% CDSC on shares sold within one year of purchase. ■ Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.	Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class R*

■	No initial sales charge on purchases.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of a Fund.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

*	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available. Seligman Advisors may waive the requirements described in (2) above in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because each Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Board of Directors of the Series believes that no conflict of interest currently exists between each Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of that Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of a Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Series; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of RiverSource Investments at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series’ Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors or SDC, as the case may be, accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of a Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charges will be added to the purchase price for Class A shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of a Fund (i.e., its assets less liabilities) by the total number of out-standing shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charges. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of each Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

With respect to the Funds, generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series has approved “fair value” procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the American Depositary Receipt (ADR) of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if RiverSource Investments concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security at its fair value as determined in accordance with policies and procedures approved by the Board of Directors of the Series. These fair value procedures may be used to determine the value of a security held by a Fund in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

Opening Your Account

The Funds’ shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges. Ask an authorized dealer or your financial advisor, if any of these programs apply to you. Class R shares are not available to all investors. For more information, see “Deciding Which Class of Share to Buy—Class R.”

You may buy shares of any Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the applicable Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments per Fund are:

■	Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see “Important Policies That May Affect Your Account”)

■	For accounts opened concurrently with Invest-A-Check®:
•	$ 100 to open if you will be making monthly investments
•	$ 250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in that Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until a Fund’s minimum account balance $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of a Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in a Fund. (Dividend checks must include your name, account number, Fund name, and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman Group of Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Group of Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank ac-

count (typically within 2 business days after your shares are sold).

You may sell shares to a Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and each Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Medallion Signature Guarantee:

Protects you and each Seligman mutual Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C or Class R shares, you may annually withdraw 12%, 10% or 10%, respectively, of the value of your accounts (at the time of election) without a CDSC.

Redemption in Kind. Seligman Global Smaller Companies Fund reserves the right to satisfy redemption requests, in whole or in part, with an inkind transfer of that Fund’s portfolio securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. No shareholder will have the right to require any distribution of any assets of the Fund (or any other Fund in the Series) in kind.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder accounts in the process of automatic conversion from the Fund’s Class B shares to Class A shares that aggregate to more than $1,000. The Fund will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Fund’s requirements);

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund’s NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of that Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, Seligman Advisors (the Funds’ distributor), or SDC (the Funds’ shareholder servicing agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the same Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

Dividend:

A payment by a mutual fund, usually derived from a fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a Fund that invests in non-U.S. securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact these Funds.

Dividends and Capital Gain Distributions

Each Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. It is expected that each Fund’s distributions will be primarily capital gains. [Seligman Global Growth Fund and Seligman Global Technology Fund have substantial capital loss carryforwards which are available for offset against future net capital gains, expiring in varying amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.]

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own a Fund’s shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by a Fund other than “qualified dividend income” are taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of a Fund’s shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Series’ Statement of Additional Information under the section entitled “Taxation of the Series.”

The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the RiverSource complex of funds.

EQUITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of

current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

*	A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend-pro-ducing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

Other Information

Payments to Financial Institutions. Seligman Advisors (the distributor) and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, ‘‘payments’’) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution’s organization, and may provide the distributor and its affiliates with preferred access to the financial institution’s registered representatives or preferred access to the financial institution’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution’s pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges—fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to Seligman Data Corp., which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Administration Services.  Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund’s management agreement. The fees under the administrative services agreement may be raised without shareholder approval,

56

although RiverSource Investments expects that any increase would be offset by a decrease in its management fee paid by a Seligman fund.

Affiliated Products.  RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ‘‘affiliated products’’). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

57

Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Funds’ classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class of a Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were included, the returns presented below would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Series’ financial statements, is included in the Series’ Annual Report, which is available upon request.

EMERGING MARKETS FUND

CLASS A
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$19.02	$12.62	$10.19	$ 7.67	$6.47
Income (loss) from investment operations:
Net investment loss	0.03	(0.10)	(0.03)	(0.01)	(0.04)
Net realized and unrealized gain on investments and foreign currency transactions*	(9.07)	7.89	3.18	2.53	1.24
Total from investment operations	(9.04)	7.79	3.15	2.52	1.20
Less distributions:
Distributions from net realized capital gain	(2.58)	(1.39)	(0.72)	—	—
Net asset value, end of year	$7.40	$19.02	$12.62	$10.19	$7.67
Total Return:	(54.56)%	68.61%	32.80%	32.86%	18.55%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$33,558	$87,269	$55,515	$48,276	$34,066
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.58%	3.03%
Ratio of net investment loss to average net assets	0.26%	(0.74)%	(0.29)%	(0.08)%	(0.53)%
Portfolio turnover rate	123.49%	106.56%	110.49%	129.33%	106.84%
Without expense reimbursement##:
Ratio of expenses to net assets	2.54%	2.45%	2.46%	2.78%
Ratio of net investment loss to average net assets	0.07%	(0.84)%	(0.40)%	(0.28)%

See	footnotes on page 68.

58

EMERGING MARKETS FUND

CLASS B
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$17.13	$11.58	$ 9.47	$7.19	$6.11
Income (loss) from investment operations:
Net investment loss	(0.06)	(0.19)	(0.11)	(0.07)	(0.09)
Net realized and unrealized gain on investments and foreign currency transactions*	(7.99)	7.13	2.94	2.35	1.17
Total from investment operations	(8.05)	6.94	2.83	2.28	1.08
Less distributions:
Distributions from net realized capital gain	(2.58)	(1.39)	(0.72)	—	—
Net asset value, end of year	$6.50	$17.13	$11.58	$9.47	$7.19
Total Return:	(54.84)%	67.30%	31.85%	31.71%	17.68%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,061	$8,732	$6,908	$6,317	$7,847
Ratio of expenses to average net assets	3.10%	3.10%	3.10%	3.33%	3.78%
Ratio of net investment loss to average net assets	(0.49)%	(1.49)%	(1.04)%	(0.83)%	(1.28)%
Portfolio turnover rate	123.49%	106.56%	110.49%	129.33%	106.84%
Without expense reimbursement##:
Ratio of expenses to net assets	3.29%	3.20%	3.21%	3.53%
Ratio of net investment loss to average net assets	(0.68)%	(1.59)%	(1.15)%	(1.03)%

CLASS C
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$17.20	$11.62	$ 9.50	$7.20	$6.12
Income (loss) from investment operations:
Net investment loss	(0.06)	(0.19)	(0.11)	(0.07)	(0.09)
Net realized and unrealized gain on investments and foreign currency transactions*	(8.04)	7.16	2.95	2.37	1.17
Total from investment operations	(8.10)	6.97	2.84	2.30	1.08
Less distributions:
Distributions from net realized capital gain	(2.58)	(1.39)	(0.72)	—	—
Net asset value, end of year	$6.52	$17.20	$11.62	$9.50	$7.20
Total Return:	(54.92)%	67.33%	31.85%	31.94%	17.65%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$17,209	$10,507	$6,101	$4,053	$2,243
Ratio of expenses to average net assets	3.10%	3.10%	3.10%	3.33%	3.78%
Ratio of net investment loss to average net assets	(0.49)%	(1.49)%	(1.04)%	(0.83)%	(1.28)%
Portfolio turnover rate	123.49%	106.56%	110.49%	129.33%	106.84%
Without expense reimbursement##:
Ratio of expenses to net assets	3.30%	3.20%	3.21%	3.53%
Ratio of net investment loss to average net assets	(0.68)%	(1.59)%	(1.15)%	(1.03)%

See	footnotes on page 68.

59

EMERGING MARKETS FUND

CLASS R
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$18.90	$12.58	$10.17	$ 7.67	$6.47
Income (loss) from investment operations:
Net investment loss	—	(0.14)	(0.06)	(0.03)	(0.06)
Net realized and unrealized gain on investments and foreign currency transactions*	(8.96)	7.85	3.19	2.53	1.26
Total from investment operations	(8.96)	7.71	3.13	2.50	1.20
Less distributions:
Distributions from net realized capital gain	(2.58)	(1.39)	(0.72)	—	—
Net asset value, end of period	$7.36	$18.90	$12.58	$10.17	$7.67
Total Return:	(54.47)%	68.16%	32.66%	32.59%	18.55%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$6,861	$9,018	$2,377	$708	$174
Ratio of expenses to average net assets	2.60%	2.60%	2.60%	2.83%	3.27%
Ratio of net investment loss to average net assets	0.01%	(0.99)%	(0.54)%	(0.33)%	(0.78)%
Portfolio turnover rate	123.49%	106.56%	110.49%	129.33%	106.84%
Without expense reimbursement##:
Ratio of expenses to net assets	2.79%	2.70%	2.71%	3.03%
Ratio of net investment loss to average net assets	(0.18)%	(1.09)%	(0.65)%	(0.53)%

GLOBAL GROWTH FUND

CLASS A
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$11.61	$ 8.59	$7.39	$7.31	$6.21
Income (loss) from investment operations:
Net investment loss	(0.07)	(0.12)	(0.08)	(0.03)	(0.08)
Net realized and unrealized gain on investments and foreign currency transactions*	(6.08)	3.14	1.28	0.11	1.18
Total from investment operations	(6.15)	3.02	1.20	0.08	1.10
Net asset value, end of year	$5.46	$11.61	$8.59	$7.39	$7.31
Total Return:	(52.97)%	35.16%	16.24%	1.09%	17.71%#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$11,987	$28,330	$25,477	$25,951	$31,668
Ratio of expenses to average net assets	2.10%	2.10%	2.10%	2.10%	2.30%
Ratio of net investment loss to average net assets	(0.71)%	(1.31)%	(0.97)%	(0.40)%	(1.17)%
Portfolio turnover rate	79.25%	86.05%	127.09%	269.07%	270.63%
Without expense reimbursement##:
Ratio of expenses to net assets	2.25%	2.31%	2.26%	2.31%
Ratio of net investment loss to average net assets	(0.85)%	1.52%	(1.13)%	(0.61)%

See	footnotes on page 68.

60

GLOBAL GROWTH FUND

CLASS B
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$10.49	$ 7.82	$6.77	$6.75	$5.78
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.18)	(0.13)	(0.08)	(0.12)
Net realized and unrealized gain on investments and foreign currency transactions*	(5.46)	2.85	1.18	0.10	1.09
Total from investment operations	(5.59)	2.67	1.05	0.02	0.97
Net asset value, end of year	$4.90	$10.49	$7.82	$6.77	$6.75
Total Return:	(53.29)%	34.14%	15.51%	0.30%	16.78%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,057	$3,309	$3,588	$5,800	$9,849
Ratio of expenses to average net assets	2.85%	2.85%	2.85%	2.85%	3.05%
Ratio of net investment loss to average net assets	(1.46)%	(2.06)%	(1.72)%	(1.15)%	(1.92)%
Portfolio turnover rate	79.25%	86.05%	127.09%	269.07%	270.63%
Without expense reimbursement##:
Ratio of expenses to net assets	3.00%	3.06%	3.01%	3.06%
Ratio of net investment loss to average net assets	(1.60)%	(2.27)%	(1.88)%	(1.36)%

CLASS C
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$10.49	$ 7.83	$6.78	$6.76	$5.79
Income (loss) from investment operations:
Net investment loss	(0.12)	(0.18)	(0.13)	(0.08)	(0.12)
Net realized and unrealized gain on investments and foreign currency transactions*	(5.47)	2.84	1.18	0.10	1.09
Total from investment operations	(5.59)	2.66	1.05	0.02	0.97
Net asset value, end of year	$4.90	$10.49	$7.83	$6.78	$6.76
Total Return:	(53.29)%	33.97%	15.49%	0.30%	16.75%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,264	$3,924	$3,169	$3,335	$3,208
Ratio of expenses to average net assets	2.85%	2.85%	2.85%	2.85%	3.05%
Ratio of net investment loss to average net assets	(1.46)%	(2.06)%	(1.72)%	(1.15)%	(1.92)%
Portfolio turnover rate	79.25%	86.05%	127.09%	269.07%	270.63%
Without expense reimbursement##:
Ratio of expenses to net assets	3.00%	3.06%	3.01%	3.06%
Ratio of net investment loss to average net assets	(1.60)%	(2.27)%	(1.88)%	(1.36)%

See	footnotes on page 68.

61

GLOBAL GROWTH FUND

CLASS R
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$11.50	$ 8.53	$7.35	$7.29	$6.21
Income (loss) from investment operations:
Net investment loss	(0.09)	(0.14)	(0.10)	(0.05)	(0.10)
Net realized and unrealized gain on investments and foreign currency transactions*	(6.01)	3.11	1.28	0.11	1.18
Total from investment operations	(6.10)	2.97	1.18	0.06	1.08
Net asset value, end of period	$5.40	$11.50	$8.53	$7.35	$7.29
Total Return:	(53.04)%	34.82%	16.05%	0.82%	17.39%	#
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$101	$29	$23	$2	$2
Ratio of expenses to average net assets	2.35%	2.53%	2.35%	2.35%	2.55%
Ratio of net investment loss to average net assets	(0.96)%	(1.56)%	(1.22)%	(0.65)%	(1.42)%
Portfolio turnover rate	79.25%	86.05%	127.09%	269.07%	270.63%
Without expense reimbursement##:
Ratio of expenses to net assets	2.50%	2.56%	2.51%	2.56%
Ratio of net investment loss to average net assets	(1.10)%	(1.77)%	(1.38)%	(0.86)%

GLOBAL SMALLER COMPANIES FUND

CLASS A
	Year ended October 31,
	2008		2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$19.54		$18.78	$16.63	$13.67	$11.78
Income (loss) from investment operations:
Net investment loss	(0.02)		(0.04)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain on investments and foreign currency transactions*	(9.22)		3.11	2.66	3.05	1.98
Total from investment operations	(9.24)		3.07	2.58	2.96	1.89
Less distributions:
Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—
Proceeds from Regulatory Settlement	0.01(1)		—	—	—	—
Net asset value, end of year	$8.25		$19.54	$18.78	$16.63	$13.67
Total Return:	(52.47)%	(1)	18.59%	20.30%	21.65%	16.04%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$50,206		$125,539	$119,268	$111,473	$87,189
Ratio of expenses to average net assets	1.91%		1.79%	1.82%	1.98%	2.13%
Ratio of net investment loss to average net assets	(0.13)%		(0.19)%	(0.43)%	(0.57)%	(0.69)%
Portfolio turnover rate	83.70%		72.24%	67.93%	76.40%	94.65%

See	footnotes on page 68.

62

GLOBAL SMALLER COMPANIES FUND

CLASS B
	Year ended October 31,
	2008		2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$16.85		$16.61	$14.93	$12.38	$10.75
Income (loss) from investment operations:
Net investment loss	(0.11)		(0.15)	(0.19)	(0.18)	(0.17)
Net realized and unrealized gain on investments and foreign currency transactions*	(7.77)		2.70	2.30	2.73	1.80
Total from investment operations	(7.88)		2.55	2.11	2.55	1.63
Less distributions:
Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—
Proceeds from Regulatory Settlement	0.01(1)		—	—	—	—
Net asset value, end of year	$6.92		$16.85	$16.61	$14.93	$12.38
Total Return:	(52.82)%	(1)	17.77%	19.40%	20.60%	15.16%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,835		$7,222	$10,074	$16,721	$30,356
Ratio of expenses to average net assets	2.66%		2.54%	2.57%	2.73%	2.88%
Ratio of net investment loss to average net assets	(0.88)%		(0.94)%	(1.18)%	(1.32)%	(1.44)%
Portfolio turnover rate	83.70%		72.24%	67.93%	76.40%	94.65%

CLASS C
	Year ended October 31,
	2008		2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$16.91		$16.67	$14.98	$12.40	$10.77
Income (loss) from investment operations:
Net investment loss	(0.10)		(0.15)	(0.19)	(0.19)	(0.17)
Net realized and unrealized gain on investments and foreign currency transactions*	(7.81)		2.70	2.31	2.77	1.80
Total from investment operations	(7.91)		2.55	2.12	2.58	1.63
Less Distributions:
Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—
Proceeds from Regulatory Settlement	0.01(1)		—	—	—	—
Net asset value, end of year	$6.95		$16.91	$16.67	$14.98	$12.40
Total Return:	(52.80)%	(1)	17.70%	19.41%	20.81%	15.14%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$20,950		$8,402	$7,361	$6,084	$3,035
Ratio of expenses to average net assets	2.66%		2.54%	2.57%	2.73%	2.88%
Ratio of net investment loss to average net assets	(0.88)%		(0.94)%	(1.18)%	(1.32)%	(1.44)%
Portfolio turnover rate	83.70%		72.24%	67.93%	76.40%	94.65%

See	footnotes on page 68.

63

GLOBAL SMALLER COMPANIES FUND

CLASS R
	Year ended October 31,
	2008		2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$19.34		$18.65	$16.56	$13.64	$11.78
Income (loss) from investment operations:
Net investment loss	(0.05)		(0.08)	(0.12)	(0.13)	(0.12)
Net realized and unrealized gain on investments and foreign currency transactions*	(9.11)		3.08	2.64	3.05	1.98
Total from investment operations	(9.16)		3.00	2.52	2.92	1.86
Less Distributions:
Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—
Proceeds from Regulatory Settlement	0.01(1)		—	—	—	—
Net asset value, end of period	$8.13		$19.34	$18.65	$16.56	$13.64
Total Return:	(52.62)%	(1)	18.30%	20.00%	21.41%	15.79%	#
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4.60		$620	$134	$107	$2
Ratio of expenses to average net assets	2.16%		2.04%	2.07%	2.23%	2.38%
Ratio of net investment loss to average net assets	(0.38)%		(0.44)%	(0.68)%	(0.82)%	(0.94)%
Portfolio turnover rate	83.70%		72.24%	67.93%	76.40%	94.65%

GLOBAL TECHNOLOGY FUND

CLASS A
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$19.82	$15.42	$12.81	$11.51	$11.81
Income (loss) from investment operations:
Net investment loss	(0.21)	(0.21)	(0.19)	(0.10)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(7.84)	4.61	2.80	1.40	(0.12)
Total from investment operations	(8.05)	4.40	2.61	1.30	(0.30)
Net asset value, end of year	$11.77	$19.82	$15.42	$12.81	$11.51
Total Return:	(40.62)%	28.53%	20.37%	11.29%	(2.54)%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$165,249	$305,156	$247,066	$236,998	$270,154
Ratio of expenses to average net assets	1.76%	1.75%	1.77%	1.83%	1.83%
Ratio of net investment loss to average net assets	(1.23)%	(1.21)%	(1.30)%	(0.81)%	(1.57)%
Portfolio turnover rate	171.14%	208.35%	195.49%	150.83%	133.51%

See	footnotes on page 68.

64

GLOBAL TECHNOLOGY FUND

CLASS B
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$17.38	$13.62	$11.40	$10.33	$10.67
Income (loss) from investment operations:
Net investment loss	(0.29)	(0.30)	(0.26)	(0.17)	(0.25)
Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(6.85)	4.06	2.48	1.24	(0.09)
Total from investment operations	(7.14)	3.76	2.22	1.07	(0.34)
Net asset value, end of year	$10.24	$17.38	$13.62	$11.40	$10.33
Total Return:	(41.08)%	27.61%	19.47%	10.36%	(3.19)%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$7,086	$28,767	$32,534	$40,428	$57,700
Ratio of expenses to average net assets	2.51%	2.50%	2.52%	2.58%	2.58%
Ratio of net investment loss to average net assets	(1.98)%	(1.96)%	(2.05)%	(1.56)%	(2.32)%
Portfolio turnover rate	171.14%	208.35%	195.49%	150.83%	133.51%

CLASS C
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$17.39	$13.63	$11.40	$10.33	$10.67
Income (loss) from investment operations:
Net investment loss	(0.28)	(0.30)	(0.26)	(0.17)	(0.25)
Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(6.86)	4.06	2.49	1.24	(0.09)
Total from investment operations	(7.14)	3.76	2.23	1.07	(0.34)
Net asset value, end of year	$10.25	$17.39	$13.63	$11.40	$10.33
Total Return:	(41.06)%	27.59%	19.56%	10.36%	(3.19)%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$53,538	$27,633	$20,161	$18,001	$22,401
Ratio of expenses to average net assets	2.51%	2.50%	2.52%	2.58%	2.58%
Ratio of net investment loss to average net assets	(1.98)%	(1.96)%	(2.05)%	(1.56)%	(2.32)%
Portfolio turnover rate	171.14%	208.53%	195.49%	150.83%	133.51%

See	footnotes on page 68.

65

GLOBAL TECHNOLOGY FUND

CLASS R
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$19.62	$15.30	$12.74	$11.49	$11.80
Income (loss) from investment operations:
Net investment loss	(0.24)	(0.25)	(0.22)	(0.13)	(0.21)
Net realized and unrealized gain (loss) on investments and foreign currency transactions*	(7.76)	4.57	2.78	1.38	(0.10)
Total from investment operations	(8.00)	4.32	2.56	1.25	(0.31)
Net asset value, end of period	$11.62	$19.62	$15.30	$12.74	$11.49
Total Return:	(40.77)%	28.23%	20.09%	10.88%	(2.63)%	#
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,067	$1,282	$492	$287	$197
Ratio of expenses to average net assets	2.01%	2.00%	2.02%	2.08%	2.08%
Ratio of net investment loss to average net assets	(1.48)%	(1.46)%	(1.55)%	(1.06)%	(1.82)%
Portfolio turnover rate	171.14%	208.35%	195.49%	150.83%	133.51%

INTERNATIONAL GROWTH FUND

CLASS A
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$21.82	$15.58	$12.56	$12.01	$9.90
Income (loss) from investment operations:
Net investment loss	—	(0.11)	(0.09)	(0.02)	(0.15)
Net realized and unrealized gain on investments and foreign currency transactions*	(10.95)	6.35	3.11	0.57	2.26
Total from investment operations	(10.95)	6.24	3.02	0.55	2.11
Less Distributions:
Distributions from net realized capital gain	(3.06)	—	—	—	—
Net asset value, end of year	$7.81	$21.82	$15.58	$12.56	$12.01
Total Return:	(58.06)%	40.05%	24.04%	4.58%	21.31%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$17,997	$59,856	$47,192	$36,963	$30,553
Ratio of expenses to average net assets	2.08%	2.00%	2.08%	2.08%	2.80%
Ratio of net investment loss to average net assets	(0.01)%	(0.62)%	(0.61)%	(0.13)%	(1.39)%
Portfolio turnover rate	344.77%	235.33%	165.09%	189.17%	241.12%
Without expense reimbursement##:
Ratio of expenses to net assets	2.12%		2.09%	2.32%
Ratio of net investment loss to average net assets	(2.05)%		(0.62)%	(0.37)%

See	footnotes on page 68.

66

INTERNATIONAL GROWTH FUND

CLASS B
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$19.43	$13.98	$11.35	$10.93	$9.08
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.22)	(0.18)	(0.10)	(0.22)
Net realized and unrealized gain on investments and foreign currency transactions*	(9.52)	5.67	2.81	0.52	2.07
Total from investment operations	(9.62)	5.45	2.63	0.42	1.85
Less Distributions:
Distributions from net realized capital gain	(3.06)	—	—	—	—
Net asset value, end of year	$6.75	$19.43	$13.98	$11.35	$10.93
Total Return:	(58.41)%	38.98%	23.17%	3.84%	20.37%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,083	$9,126	$7,852	$7,488	$6,537
Ratio of expenses to average net assets	2.83%	2.75%	2.83%	2.83%	3.55%
Ratio of net investment loss to average net assets	(0.76)%	(1.37)%	(1.36)%	(0.88)%	(2.14)%
Portfolio turnover rate	344.77%	235.33%	165.09%	189.17%	241.12%
Without expense reimbursement##:
Ratio of expenses to net assets	2.87%		2.84%	3.07%
Ratio of net investment loss to average net assets	(0.80)%		(1.37)%	(1.12)%

CLASS C
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$19.46	$14.00	$11.37	$10.95	$9.09
Income (loss) from investment operations:
Net investment loss	(0.09)	(0.22)	(0.18)	(0.10)	(0.22)
Net realized and unrealized gain on investments and foreign currency transactions*	(9.54)	5.68	2.81	0.52	2.08
Total from investment operations	(9.63)	5.46	2.63	0.42	1.86
Less Distributions:
Distributions from net realized capital gain	(3.06)	—	—	—	—
Net asset value, end of year	$6.77	$19.46	$14.00	$11.37	$10.95
Total Return:	(58.37)%	39.00%	23.13%	3.84%	20.46%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$10,403	$9,533	$6,916	$5,233	$2,574
Ratio of expenses to average net assets	2.83%	2.75%	2.83%	2.83%	3.55%
Ratio of net investment loss to average net assets	(0.76)%	(1.37)%	(1.36)%	(0.88)%	(2.14)%
Portfolio turnover rate	344.77%	235.33%	165.09%	189.17%	241.12%
Without expense reimbursement##:
Ratio of expenses to net assets	2.87%		2.84%	3.07%
Ratio of net investment loss to average net assets	(0.79)%		(1.37)%	(1.12)%

See	footnotes on page 68.

67

INTERNATIONAL GROWTH FUND

CLASS R
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$21.65	$15.50	$12.53	$12.00	$9.90
Income (loss) from investment operations:
Net investment loss	(0.04)	(0.16)	(0.12)	(0.05)	(0.18)
Net realized and unrealized gain on investments and foreign currency transactions*	(10.83)	6.31	3.09	0.58	2.28
Total from investment operations	(10.87)	6.15	2.97	0.53	2.10
Less Distributions:
Distributions from net realized capital gain	(3.06)	—	—	—	—
Net asset value, end of period	$7.72	$21.65	$15.50	$12.53	$12.00
Total Return:	(58.16)%	39.68%	23.70%	4.42%	21.21%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$414	$531	$149	$110	$2
Ratio of expenses to average net assets	2.33%	2.25%	2.33%	2.33%	3.05%
Ratio of net investment loss to average net assets	(0.26)%	(0.87)%	(0.86)%	(0.38)%	(1.64)%
Portfolio turnover rate	349.77%	235.33%	165.09%	189.17%	241.12%
Without expense reimbursement##:
Ratio of expenses to net assets	2.37%		2.34%	2.57%
Ratio of net investment loss to average net assets	(0.30)%		(0.87)%	(0.62)%

*	The Fund separates the portion of its investment operations that resulted from changes in foreign exchange rates from the portion that resulted from changes in the market price of securities held and/or sold by the Fund.
ø	Commencement of offering of shares.
†	Annualized.
‡	Computed at the Fund level for the year ended October 31, 2003.
#	Excluding the effect of the payments received from Seligman (the predecessor investment manager), total returns would have been as follows: for Global Growth Fund Class A, B, C, and R 17.56%, 16.63%, 16.60%, and 17.24%, respectively; for Global Smaller Companies Fund Class A, B, C and R 15.84%, 14.95%, 14.93% and 15.58%, respectively; and for Global Technology Fund Class A, B, C and R, (2.87)%, (3.52)%, (3.52)% and (2.96)%, respectively.
##	Seligman (the predecessor investment manager) contractually agreed to waive its fees and/or reimburse certain expenses of the Fund.

68

How to Contact Us

The Funds

Write to	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, Minnesota 55474

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

69

Appendix A

Class I shares, Class R3 shares, Class R4 shares and Class R5 shares of Seligman Global Technology Fund, which are described below, are expected to be effective before the end of third quarter 2009 (the “Effective Date”). You may purchase these classes of shares, when available, only if you are an eligible investor, as described under the caption “Deciding Which Classes of Shares to Buy” below.

The caption headings used in this Appendix correspond to the caption headings used in the Series’ prospectus.

Past Performance

Class I shares, Class R3 shares, Class R4 shares and Class R5 shares of Seligman Global Technology Fund are new as of the Effective Date. Accordingly, there is no performance information in respect of these classes of shares. Please note that you will find performance returns for other classes of shares of Seligman Global Technology Fund, together with returns of two broad measures of market performance, in the performance table that includes the Fund’s other classes of shares. The performance table is intended to indicate some of the risks of investing in Seligman Global Technology Fund by showing changes in the Fund’s performance over time.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of Seligman Global Technology Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)	Class I	Class R3	Class R4	Class R5
Total Maximum Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees(a)	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.00%	0.00%
Other Expenses(a),(b)	0.23%	0.53%	0.53%	0.28%
Total Annual Fund Operating Expenses	1.18%	1.73%	1.48%	1.23%

(a)	“Management fees” and “Other expenses” have been adjusted to reflect changes to the Fund’s management and administrative services agreements, effective before the end of the third quarter of 2009.

(b)	“Other expenses” are based on estimated amounts for the current fiscal year and include an administrative services fee, a transfer agency fee (for all classes except Class I), a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R3 and Class R4).

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$120	$375	$650	$1,437
Class R3	176	545	940	2,046
Class R4	151	468	809	1,774
Class R5	125	391	677	1,494

If you did not sell your shares at the end of each period, your costs would be the same as those shown in the table above.

Deciding Which Class of Shares to Buy

Seligman Global Technology Fund’s classes represent an interest in the same portfolio of investments. However, each class has its own sales charge schedule, and its ongoing distribution and shareholder service fees may differ from other classes. When deciding which class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■

How long you intend to remain invested in Seligman Global Technology Fund or another fund in the RiverSource Group of Funds, which includes the “RiverSource” funds, “RiverSource Partners” funds, “Threadneedle” funds and the “Seligman” funds (each individually a “fund” or a “RiverSource Fund” and collectively the “funds” or the “RiverSource Funds”).

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial intermediary or financial advisor will be able to help you decide which class of shares best meets your needs.

If you are an eligible investor, you may purchase Class I, Class R3, Class R4 or Class R5 shares at net asset value. These share classes do not have an initial sales charge or CDSC on redemption and do not convert to any other class of shares. Class R3 shares pay an annual distribution and shareholder servicing (12b-1) fee, and Class R3 shares and Class R4 shares pay an annual plan administration fee of 0.25% from assets attributable to the respective class for the provision of various administrative, recordkeeping, communication and educational services. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees, as applicable, will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges. Investments in Class I, Class R3, Class R4 and Class R5 shares are not eligible to be included in determining the sales charge for purchases of Class A shares.

Eligible Investors

Class I shares.

The following eligible investors may purchase Class I shares:

■	Any fund distributed by the distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the RiverSource Funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Class R3, Class R4 and Class R5 shares.

The following eligible institutional investors may purchase Class R3, Class R4 and Class R5 shares:

■	Qualified employee benefit plans.

■	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

■	Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

■	State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

■	Health Savings Accounts created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

■	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource Funds).

■	Bank trust departments.

Class R3, Class R4 and Class R5 shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

In addition, for Class I, Class R3, Class R4 and Class R5 shares, the distributor, in its sole discretion, may accept or authorize financial intermediaries to accept investments from other purchasers not listed above.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Distribution and Service (12b-1) Fees

The distribution and shareholder servicing fees for Class R3 shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund’s shares and directly or indirectly providing services to such Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund or provide services to Fund shareholders, up to 0.25% of the average daily net assets of Class R3 shares sold and held through them. The distributor begins to pay this fee immediately after purchase. Financial institutions may compensate their financial advisors with the distribution and shareholder servicing fees paid to them by the distributor.

Plan Administration Services. Under a Plan Administration Services Agreement, Seligman Global Technology Fund’s Class R3 and Class R4 shares pay for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

The discussion of Opening Your Account in the “Shareholder Information” Section of the Series’ prospectus is supplemented as follows:

You may purchase, sell or exchange Class I, Class R3, Class R4 and Class R5 shares only through the distributor or an authorized financial institution. Generally you may exchange your Class I, Class R3, Class R4 and Class R5 shares only for shares of the same class of another RiverSource Fund. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

For More Information

The information below is available, without charge, upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about a Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about each Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about each Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about a Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number:    811-6485

Prospectus

March 2, 2009

Class I Shares

Seligman

Global Fund Series, Inc.

Investing Around the World for Capital Appreciation

•	Seligman Emerging Markets Fund

•	Seligman Global Growth Fund

•	Seligman Global Smaller Companies Fund

•	Seligman International Growth Fund

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

Not FDIC Insured    ■     May Lose Value     ■     No Bank Guarantee

EQSGFS1 3/2009 CI

Table of Contents

This Prospectus contains information about four of the separate funds within Seligman Global Fund Series, Inc. (the “Series”).

The Funds

A discussion of the investment objectives, strategies, risks, performance and expenses of the Funds.

For More Information	back cover

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource complex of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Funds having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Series (on behalf of each Fund), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008. Shareholders of the Funds also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP.

RiverSource Complex of Funds

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may not include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

The Funds

Seligman Emerging Markets Fund

Investment Objective

The Seligman Emerging Markets Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

The Fund will focus its investments in those emerg ing markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid, or other emerging markets that meet the portfolio manager’s criteria for investability. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments and developing capital markets. The Fund combines a bottom-up investment style with top-down analysis of regions, countries and sectors. This means the portfolio manager concentrates first on analysis of individual companies then on analysis of individual sectors, countries and regions.

Emerging Market:

A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index. Developing countries are those classified by the World Bank as low-income or middle-income economies, regardless of their particular stage of development.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Operate in growing markets

■	Attractive valuations relative to cash earnings forecasts or other valuation criteria

■	Unique sustainable competitive advantages (e.g., market share, proprietary products)

■	Improving industry or country fundamentals

Following stock selection, the portfolio manager then focuses on portfolio construction that considers top-down risk control based on such factors as:

■	Relative economic growth potential of the various economies and securities markets

■	Political, financial, and social conditions influencing investment opportunities

■	Relative rates of earnings growth

■	Interest rate outlook and expected levels of inflation

■	Market prices relative to historic averages

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or there are deteriorating industry or country fundamentals. The Fund may also sell or trim a stock if the portfolio manager believes, from a risk control perspective, the stock’s position size is inappropriate for the portfolio. Also, stocks may be sold when negative country, currency, or general industry factors affect a company’s outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund

1

Seligman Emerging Markets Fund

normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in

ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee the Fund will achieve its objective.

Principal Risks

The Fund’s net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US

2

Seligman Emerging Markets Fund

investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so. If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

3

Seligman Emerging Markets Fund

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its man-

agement fee or reimbursed the Fund’s expenses (with certain exceptions). Through at least February 28, 2010, RiverSource Investments, the Fund’s new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. Absent prior management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through taxdeferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

4

Seligman Emerging Markets Fund

Class I Annual Total Return – Calendar Years

Best calendar quarter return: 27.94% – quarter ended 6/30/03.

Worst calendar quarter return: -26.50% – quarter ended 12/31/08.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception 11/30/01
Class I
Return before taxes	(51.42)%	8.69%	13.37%
Return after taxes on distributions	(52.22)	6.89	12.05
Return after taxes on distributions and sale of Fund shares	(32.51)	7.52	11.85
MSCI Emerging Markets (EM) Index	(53.18)	8.01	12.68
Lipper Emerging Markets Funds Average	(55.41)	6.20	11.47

The Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets (EM) Index”) and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Emerging Markets Funds Average excludes the effect of fees, sales charges and taxes, and the MSCI Emerging Markets (EM) Index excludes the effect of expenses, fees, sales charges and taxes. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Emerging Markets Funds Average comprises mutual funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s gross national product (GNP) per capita or other economic measures. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services to the Fund.

5

Seligman Emerging Markets Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(1)	0.52%
Total Annual Fund Operating Expenses	1.77%

(1)	Through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85 per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2008, no fee waiver and/or expense reimbursement was required for Class I shares.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$195	$603	$1,037	$2,243

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

6

Seligman Global Growth Fund

Investment Objective

The Seligman Global Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in high-quality, large-and mid-capitalization companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. Typically, the Fund will invest in several countries in different geographic regions. Additionally, the Fund may invest up to 15% in emerging market equities.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment process that emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Accelerating fundamentals or earnings growth with consideration paid to valuations

■	Quality management

■	Strong possibility of multiple expansion

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Potential for improvement in overall operations

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, or the stock’s or industry’s underlying fundamentals have deteriorated. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors or shifts in global trends may negatively affect a company’s outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose

7

Seligman Global Growth Fund

not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund’s entire investment portfolio. However, a decline in the value of the Fund’s investments in one country may offset potential gains from investments in another country.

If global markets do not develop or continue to develop, the Fund’s performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

8

Seligman Global Growth Fund

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to four measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund’s expenses (with certain exceptions). In the past, Seligman also made payments to the Fund. Through at least February 28, 2010, RiverSource Investments, the Funds’ new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net

9

Seligman Global Growth Fund

assets. Absent prior management fee waivers/expense reimbursements and payments, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

10

Seligman Global Growth Fund

Class I Annual Total Return – Calendar Years

Best calendar quarter return: 15.92% – quarter ended 12/31/03.

Worst calendar quarter return: -27.05% – quarter ended 12/31/08.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception 11/30/01
Class I
Return before taxes	(52.91)%	(4.35)%	(4.42)%
Return after taxes on distributions	(52.91)	(4.35)	(4.42)
Return after taxes on distributions and sale of Fund shares	(34.39)	(3.65)	(3.68)
MSCI World Index	(40.33)	0.00	1.13
MSCI World Growth Index	(40.90)	(0.84)	(0.06)
Lipper Global Large-Cap Growth Funds Average	(44.46)	(1.73)	(0.31)
Lipper Global Funds Average	(41.06)	(0.49)	(0.97)

The Morgan Stanley Capital International World Index (“MSCI World Index”), the Morgan Stanley Capital International World Growth Index (“MSCI World Growth Index”), and the Lipper Global Large-Cap Growth Funds Average and the Lipper Global Funds Average (the “Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages excludes the effect of fees, sales charges and taxes, and the MSCI World Index and the MSCI World Growth Index exclude the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Growth Index is a free float-adjusted market capitalization-weighted equity index representing “growth” (high price to book value) securities in the world’s developed stock markets. The Lipper Global Funds Average comprises mutual funds which invest at least 25% of their portfolio in securities traded outside the US, and may own US securities as well. The Lipper Global Large-Cap Growth Funds Average comprises mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. Lipper currently classifies the Fund as a Global Large-Cap Growth Fund. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services to the Fund.

11

Seligman Global Growth Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(1)	0.50
Total Annual Fund Operating Expenses	1.50

(1)	Through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. [For the fiscal year ended October 31, 2008, no fee waiver and/or expense reimbursement was required for Class I shares.]

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$168	$520	$897	$1,955

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

12

Seligman Global Smaller Companies Fund

Investment Objective

The Seligman Global Smaller Companies Fund’s investment objective is long-term capital appreciation.

Smaller Companies:

Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $3 billion or less.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. Relative to its benchmark, the Fund is generally neutrally weighted across the major geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.

In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

■	Extended growth opportunities or special situations where there is a potential for improvement in overall operations

■	A well articulated and believable business model

■	Quality management

■	Sustainable competitive advantage

■	Strong financial characteristics

The Fund generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers are finding better opportunities elsewhere. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company’s outlook, to manage risk in the Fund, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put

13

Seligman Global Smaller Companies Fund

options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions, that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s

Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

The Board of Directors may change the definition of “smaller companies” if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources.

The Fund may be affected by the broad investment environment in the international or US securities

14

Seligman Global Smaller Companies Fund

markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio managers to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions can and futures contracts involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

15

Seligman Global Smaller Companies Fund

In the past, Seligman (the predecessor investment manager) reimbursed certain expenses of Class I shares, and made payments to the Fund. Absent such reimbursements and payments, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

16

Seligman Global Smaller Companies Fund

Class I Annual Total Return – Calendar Years

Best calendar quarter return: 18.51% – quarter ended 6/30/03.

Worst calendar quarter return: -26.58% – quarter ended 12/31/08.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception 11/30/01
Class I
Return before taxes	(47.29)%	(1.50)%	0.13%
Return after taxes on distributions	(47.43)	(2.69)	(0.73)
Return after taxes on distributions and sale of Fund shares	(30.68)	(1.08)	0.25
S&P/Citigroup Broad Market Less Than US $2 Billion Index	(43.02)	0.51	5.24
Lipper Global Small-/Mid-Cap Funds Average

The Standard & Poor’s/Citigroup Broad Market Less Than US $2 Billion Index (the “S&P/Citigroup Index”) and the Lipper Global Small-/Mid-Cap Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Average excludes the effect of fees, sales charges and taxes, and the S&P/Citigroup Index excludes the effect of expenses, fees, sales charges and taxes. The S&P/Citigroup Index represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion. The Lipper Average measures the performance of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor. Investors cannot invest directly in an average or index.

Prior to January 1, 2003, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From January 1, 2003 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company LLP has been employed as subadviser to provide portfolio management services for the Fund. In June 2004, Wellington Management Company LLP delegated a portion of its portfolio management responsibilities in respect of the Fund to its affiliate, Wellington Management International Ltd. As of April 2006, no employee of Wellington Management International Ltd is providing portfolio management services to the Fund.

17

Seligman Global Smaller Companies Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other share-holders of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.28%

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$146	$452	$782	$1,713

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

18

Seligman International Growth Fund

Investment Objective

The Seligman International Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective: The Fund invests primarily in high-quality, large- and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Fund) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

■	Quality management

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Strong possibility of multiple expansion

■	Potential for improvement in overall operations (hidden/unappreciated value)

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth,

deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into for-ward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

19

Seligman International Growth Fund

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund’s entire investment portfolio.

However, a decline in the value of the Fund’s investments in one country may offset potential gains from investments in another country.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

20

Seligman International Growth Fund

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to four measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund’s expenses (with certain exceptions). Through at least February 28, 2010, RiverSource Investments, the Funds’ new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. Absent prior management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

21

Seligman International Growth Fund

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

22

Seligman International Growth Fund

Class I Annual Total Return – Calendar Years

Best calendar quarter return: 16.07% – quarter ended 6/30/03.

Worst calendar quarter return: -27.70% – quarter ended 9/30/08.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception 11/30/01
Class I
Return before taxes	(57.62)%	(3.19)%	(1.34)%
Return after taxes on distributions	(57.62)	(3.83)	(1.80)
Return after taxes on distributions and sale of Fund shares	(37.45)	(2.49)	(0.98)
MSCI EAFE Index	(43.06)	2.10	3.89
MSCI EAFE Growth Index	(42.46)	1.77	2.91
Lipper International Multi-Cap Growth Funds Average	(46.85)	1.14	2.55
Lipper International Funds Average	(44.23)	1.27	3.08

The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index (“MSCI EAFE Growth Index”, collectively, the “MSCI EAFE Indices”) and the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average (collectively, the “Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages exclude the effect of fees, sales charges and taxes, and the MSCI EAFE Indices exclude the effect of expenses, fees, sales charges and taxes. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI EAFE Growth Index is a free float-adjusted market capitalization-weighted index that measures stock market performance of the developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation. The Lipper International Multi-Cap Growth Funds Average measures the performance of mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. The Lipper International Funds Average measures the performance of mutual funds that invest their assets in securities with primary trading markets outside the US. Lipper currently classifies the Fund as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services to the Fund.

23

Seligman International Growth Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other share-holders of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.97%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(1)	0.44%
Total Annual Fund Operating Expenses	1.41%

(1)	Through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. [For the fiscal year ended October 31, 2008, no fee waiver and/or expense reimbursement was required for Class I Shares.]

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$159	$493	$850	$1,856

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

24

Management of the Funds

The Board of Directors provides broad supervision over the affairs of each Fund.

On November 7, 2008, RiverSource Investments, LLC (RiverSource Investments or the Manager) completed its acquisition (Acquisition) of J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of each Fund) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008. Shareholders of the Funds also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Funds will pay RiverSource Investments a fee for managing their respective assets (Seligman will no longer receive a management fee effective November 7, 2008). The fees paid to RiverSource Investments will be the same annual fee rates that were paid to Seligman prior to November 7, 2008.

Affiliates of RiverSource Investments

Seligman Advisors, Inc. (“Seligman Advisors” or “distributor”):

Seligman Advisors is the principal distributor of the Seligman mutual funds and the RiverSource complex of funds; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of Funds.

Each Fund pays RiverSource Investments a management fee for its services equal to a percentage of that Fund’s aver-age daily net assets. Each Fund’s management fee rate declines as that Fund’s net assets increase. The management fee rates are:

■	Seligman Emerging Markets Fund

1.25% on first $1 billion of net assets

1.15% on next $1 billion of net assets

1.05% on net assets in excess of $2 billion

■	Seligman Global Growth Fund and Seligman International Growth Fund

1.00% on first $50 million of net assets

0.95% on next $1 billion of net assets

0.90% on net assets in excess of $1,050,000,000

■	Seligman Global Smaller Companies Fund

1.00% on first $100 million of net assets

0.90% on net assets in excess of $100 million

25

For each of Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman International Growth Fund, through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its respective management fee and/or to separately reimburse each Fund’s expenses to the extent that a Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of that Fund’s average daily net assets. [No reimbursement was required through October 31, 2008 for Class I shares of these Funds.]

On July 29, 2008, the Series’ Board met to discuss, prior to shareholder approval, the Management Agreement between the Series (on behalf of each Fund) and RiverSource Investments, and a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP (“Wellington Management”) relating to services provided to the Funds (the “Subadvisory Agreement”). A discussion regarding the basis for the Board approving the Management Agreement and the Subadvisory Agreement was included in the proxy statement, dated August 27, 2008, and is available in the Series’ annual shareholder report.

Subadviser

Wellington Management Company, LLP, a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman International Growth Fund, and Seligman Global Smaller Companies Fund. Wellington Management is a professional investment counseling firm that provides investment serv-ices to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2009, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

RiverSource Investments pays Wellington Management a fee for the services it provides. This fee does not increase the fee payable by any Fund.

26

Portfolio Management

Seligman Emerging Markets Fund

Ms. Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Ms. Trojan joined Wellington Management as an investment professional in 1989.

Seligman Global Growth Fund

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since August 1, 2007 and has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Hudson is the lead portfolio manager of the Fund. Messrs. Offit and Berteaux assist in the research and portfolio construction process. In Mr. Hudson’s absence, Messrs. Offit and Berteaux, individually, may purchase or sell securities for the Fund.

Seligman International Growth Fund

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Offit is the lead portfolio manager of the Fund. Messrs. Berteaux and Hudson assist in the research and portfolio construction process. In Mr. Offits’s absence, Messrs. Berteaux and Hudson, individually, may purchase or sell securities for the Fund.

Seligman Global Smaller Companies Fund

Mr. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the North American portion of the Fund since 2003. Mr. Rome joined Wellington Management as an investment professional in 1994.

Mr. Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the non-North American portion of the Fund since 2006. Mr. Thomas joined Wellington Management as an investment professional in 2002.

27

Messrs. Rome and Thomas coordinate the allocations among the North American and non-North American portions of the Fund, which are intended to be regionally neutral relative to the Fund’s benchmark. However, the allocations may vary from the benchmark from time to time based upon the investment process described in the Fund’s “Principal Investment Strategies.”

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Team”), other accounts managed by each member of the Portfolio Team and each member of the Portfolio Team’s ownership of securities of the Fund(s) for which they provide portfolio management.

28

Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman and RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investment; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or

29

regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

Each Fund offers five Classes of shares. Only Class I shares are offered by this Prospectus. The Series’ Board of Directors believes that no conflict of interest currently exists among each Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors or SDC, as the case may be, accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Fund’s NAV next calculated after the authorized financial intermediary (or other person designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

The NAV of each Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

With respect to the Funds, generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series has approved “fair value” procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the American Depositary Receipt (ADR) of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if RiverSource Investment concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reli-

31

able, or such price is otherwise unavailable, RiverSource Investment will value the security at its fair value as determined in accordance with policies and procedures approved by the Board of Directors of the Series. These fair value procedures may be used to determine the value of a security held by a Fund in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, as available, (iii) any qualified or non-qualified employee benefit plan or arrangement (“Benefit Plan”) with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund, (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement, and (vi) any investor approved by Seligman Advisors that makes an initial, combined investment of at least $5 million in the Class I shares of two or more Seligman mutual funds. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in a Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman Group of Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Group of Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors or SDC by 4:00 p.m. Eastern time to receive that day’s NAV.

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How to Sell Shares

Shares of a Fund can be redeemed in the same manner that shares can be purchased, as described under the heading “How to Buy Fund Shares.” SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Funds do not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemption in Kind. Seligman Global Smaller Companies Fund reserves the right to satisfy redemption requests, in whole or in part, with an in-kind transfer of the Fund’s portfolio securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. No shareholder will have the right to require any distribution of any assets of the Fund (or any other Fund in the Series) in kind.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or
■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, Seligman Advisors (the Funds’ distributor), or SDC (the Funds’ shareholder servicing agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the same Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not per-

33

mit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained. Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividend:

A payment by a mutual fund, usually derived from a fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Investors who purchase shares of a Fund that invests in non-US securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact these Funds.

Dividends and Capital Gain Distributions

Each Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. It is expected that each Fund’s distributions will be primarily capital gains. [The Seligman Global Growth Fund has a substantial capital loss carry-

34

forward which is available for offset against future net capital gains, expiring in varying amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carry-forwards.]

Institutional shareholders such as tax-deferred retirement plans and qualified State tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write to SDC at P.O. Box 9759, Providence, RI 02940-9759, or an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund (other than “qualified dividend income”) are taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of a Fund’s shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Series’ Statement of Additional Information under the section entitled “Taxation of the Series”.

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The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the RiverSource complex of funds.

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating in aspects of the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is

† Offers Class I shares.

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believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund†

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive

37

† Offers Class I shares.

growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium-and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETF und 2045†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025†

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015†

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core†

Seeks capital appreciation and preservation of capital with current income.

† Offers Class I shares.

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Other Information

Payments to Financial Institutions. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution’s organization, and may provide the distributor and its affiliates with preferred access to the financial institution’s registered representatives or preferred access to the financial institution’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution’s pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges—fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or

39

lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to Seligman Data Corp., which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund’s management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that

40

any increase would be offset by a decrease in its management fee paid by a Seligman fund.

Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as “affiliated products”). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource

Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

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Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund’s Class I shares for the past five years. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total return” shows the rate that you would have earned (or lost) on an investment in the Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes. If such costs and taxes were included, the returns presented below would have been lower, Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this financial information. Their report, along with the Series’ financial statements, is included in the Series’ Annual Report, which is available upon request.

Emerging Markets Fund

CLASS I
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:*
Net asset value, beginning of year	$20.20	$13.25	$10.60	$ 7.92	$6.61
Income (loss) from investment operations:
Net investment income (loss)	0.12	(0.02)	0.04	0.06	0.05
Net realized and unrealized gain on investments and foreign currency transactionsøø	(9.75)	8.36	3.33	2.62	1.26
Total from investment operations	(9.63)	8.34	3.37	2.68	1.31
Less distributions
Distributions from net realized capital gain	(2.58)	(1.39)	(0.72)	—	—
Net asset value, end of year	$7.99	$20.20	$13.25	$10.60	$7.92
Total Return:	(54.25)%	69.61%	33.66%	33.84%	19.82%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,335	$12,043	$8,060	$6,470	$4,836
Ratio of expenses to average net assets	1.77%	1.72%	1.73%	1.89%	1.87%
Ratio of net investment income to average net assets	0.84%	(0.11)%	0.34%	0.62%	0.63%
Portfolio turnover rate	123.49%	106.56%	110.49%	129.33%	106.84%

See footnotes on page 44.

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Global Growth Fund

CLASS I
	Year Ended October 31,
	2008		2007	2006	2005	2004
Per Share Data:*
Net asset value, beginning of year	$12.03		$ 8.86	$7.57	$7.45	$6.29
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.07)	(0.03)	0.01	(0.03)
Net realized and unrealized gain on investments and foreign currency transactionsøø	(6.32)		3.24	1.32	0.11	1.19
Total from investment operations	(6.33)		3.17	1.29	0.12	1.16
Net asset value, end of year	$5.70		$12.03	$8.86	$7.57	$7.45
Total Return:	(52.62)%		35.78%	17.04%	1.61%	18.44%#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$904		$1,887	$2,639	$2,207	$2,081
Ratio of expenses to average net assets	1.50%		1.52%	1.51%	1.59%	1.55%
Ratio of net investment income (loss) to average net assets	(0.11)%		(0.73)%	(0.38)%	0.11%	(0.42)%
Portfolio turnover rate	79.25%		86.05%	127.09%	269.07%	270.63%
Global Smaller Companies Fund
CLASS I
	Year Ended October 31,
	2008		2007	2006	2005	2004
Per Share Data:*
Net asset value, beginning of year	$20.34		$19.36	$17.02	$13.91	$11.91
Income (loss) from investment operations:
Net investment income (loss)	0.07		0.08	0.03	0.01	—ø
Net realized and unrealized gain on investments and foreign currency transactionsøø	(9.68)		3.21	2.74	3.10	2.00
Total from investment operations	(9.61)		3.29	2.77	3.11	2.00
Less distributions
Distributions from net realized capital gain	(2.06)		(2.31)	(0.43)	—	—
Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—
Net asset value, end of year	$8.68		$20.34	$19.36	$17.02	$13.91
Total Return:	(52.20)%	(1)	19.24%	20.99%	22.36%	16.79%#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$27,976		$57,048	$11,607	$9,643	$7,979
Ratio of expenses to average net assets	1.28%		1.21%	1.26%	1.36%	1.45%
Ratio of net investment income (loss) to average net assets	0.50%		0.38%	0.13%	0.05%	(0.02)%
Portfolio turnover rate	83.70%		72.24%	67.93%	76.40%	94.65%

See footnotes on page 44.

43

International Growth Fund

CLASS I
	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Data:*
Net asset value, beginning of year	$23.04	$16.35	$13.09	$12.44	$10.13
Income (loss) from investment operations:
Net investment income (loss)	0.10	—ø	0.01	0.06	(0.02)
Net realized and unrealized gain on investments and foreign currency transactionsøø	(11.70)	6.69	3.25	0.59	2.33
Total from investment operations	(11.60)	6.69	3.26	0.65	2.31
Less Distributions:
Distributions from net realized capital gain	(3.06)	—	—	—	—
Net asset value, end of year	$8.38	$23.04	$16.35	$13.09	$12.44
Total Return:	(57.77)%	40.92%	24.90%	5.23%	22.80%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,083	$16,332	$11,740	$9,292	$7,911
Ratio of expenses to average net assets	1.41%	1.36%	1.38%	1.46%	1.59%
Ratio of net investment income (loss) to average net assets	0.66%	0.02%	0.09%	0.49%	(0.18)%
Portfolio turnover rate	344.77%	235.33%	165.09%	189.17%	241.12%

*	Per share amounts are calculated based on average shares outstanding.

**	Commencement of offering of shares.

ø	Less than $0.01.

øø	The Fund separates the portion of its investment operations that resulted from changes in foreign exchange rates from the portion that resulted from changes in the market price of securities held and/or sold by the Fund.

†	Annualized.

#	Excluding the effect of payments received from Seligman (the predecessor investment manager), total returns would have been 18.28% and 16.58% for the Global Growth Fund and Global Smaller Companies Fund, respectively.

44

How to Contact Us

The Funds

Write to	Corporate Communications/Investor Relations Department
Ameriprise Financial, Inc.
200 Ameriprise Financial Center
Minneapolis, Minnesota 55474

Phone	Toll-free in the US (800) 221-7844
Outside the US (212) 850-1864

Account Services

Write to	Shareholder Service Agent/Seligman Group of Funds
Seligman Data Corp.

For investments	P.O. Box 9766
into an account	Providence, RI 02940-9766

For non-investment	P.O. Box 9759
inquiries	Providence, RI 02940-9759

For matters requiring	101 Sabin St.
overnight delivery	Pawtucket, RI 02860

Phone	Non-Retirement Accounts
Toll-free in the US (800) 221-2450
Outside the US (212) 682-7600

Retirement Plan Services
Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

45

For More Information

The information below is available, without charge, upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about a Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about each Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about each Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about a Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number:    811-6485

SELIGMAN GLOBAL FUND SERIES, INC.

(the “Series”)

Seligman Emerging Markets Fund

Seligman Global Growth Fund

Seligman Global Smaller Companies Fund

Seligman Global Technology Fund

Seligman International Growth Fund

(each, a “Fund”, collectively, the “Funds”)

Statement of Additional Information

March 2, 2009

200 Ameriprise Financial Center

Minneapolis, MN 55747

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

Effective November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments" or "investment manager"), investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Funds having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Series (on behalf of each Fund), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008. Shareholders of the Funds (other than Seligman Global Technology Fund) also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus, dated March 2, 2009, offering Class A shares, Class B shares, Class C shares and Class R shares of each Fund in the Series, and the current Prospectus of the Series, dated March 2, 2009, offering Class I shares of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (together, the “Prospectuses”). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Funds at the above address or telephone numbers, respectively.

The financial statements and notes included in the Series’ Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you, without charge, if you request a copy of this SAI.

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the "Board"), and the same policies and procedures. Although the Seligman funds, including the Series, share the same Board, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

The Series is governed by a Board that meets regularly to review a wide variety of matters affecting the Series. Detailed information about Fund governance, the Funds’ investment manager, RiverSource Investments and other aspects of Fund management can be found by referencing the Table of Contents on the following page.

The website references in this SAI are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this SAI.

2

Series History

The Series was incorporated in Maryland on November 22, 1991 under the name Seligman International Fund Series, Inc. It changed its name to Seligman Henderson Global Fund Series, Inc. on May 25, 1993, and changed its name to its present name on January 21, 2000. As of November 7, 2008, the Series is part of the RiverSource complex of funds. The RiverSource complex of funds includes a comprehensive array of funds managed by RiverSource Investments, including the Series and the other Seligman mutual funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board and the same policies and procedures. Although the Seligman funds share the same Board, they do not currently have the same policies and procedures, as set forth herein and in the Series’ prospectuses, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

Description of the Funds and their Investments and Risks

Classification

The Series is a diversified, open-end management investment company, or mutual fund, which consists of five separate and distinct series, or funds:

Seligman Emerging Markets Fund (“Emerging Markets Fund”)

Seligman Global Growth Fund (“Global Growth Fund”)

Seligman Global Smaller Companies Fund (“Global Smaller Companies Fund”)

Seligman Global Technology Fund (“Global Technology Fund”)

Seligman International Growth Fund (“International Growth Fund”)

Investment Strategies and Risks

The following information regarding each Fund’s investments and risks supplements the information contained in the Series’ Prospectuses.

General. In allocating each Fund’s investments among geographic regions and individual countries, such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships will be considered.

Each Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Each Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts, and warrants. A Fund may, however, invest up to 20% (25% in the case of Global Growth Fund and International Growth Fund) of its assets in preferred stock and debt securities. A Fund that invests “primarily” in a certain type of security invests at least 65% of its net assets (including any amounts borrowed for investment purposes) in that type of security. Dividends or interest income are considered only when it is believed that such income will favorably influence the market value of a security in light of each Fund’s objective of capital appreciation. Equity securities in which each Fund invests may be listed on a US or foreign stock exchanges or traded in US or foreign over-the-counter markets.

Debt securities in which each Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Fund, with the exception of the Emerging Markets Fund, will invest only in “investment-grade” debt securities or, in the case of unrated securities, debt securities that are deemed to be of equivalent quality to “investment-grade” securities. “Investment-grade” debt securities are rated within the four highest rating categories as determined by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”). Securities rated within the highest of the four investment-grade categories (i.e., Aaa by Moody’s and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Fund, are rated Baa or lower by Moody’s and BBB or lower by S&P or, if unrated, deemed to be of comparable quality. The Emerging Markets Fund will not invest in debt securities rated lower than C by Moody’s or C by S&P or, if unrated, deemed to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. Debt securities are interest-rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

3

Each Fund may invest in securities represented by European Depositary Receipts (“EDRs”), American Depositary Receipts (“ADRs”), Brazilian Depositary Receipts (“BDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in US dollars at a price that generally reflects the US dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. BDRs are typically issued by Brazilian banks or trust companies and are traded in Brazil. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Fund’s investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Fund’s entire investment portfolio. Of course, a decline in the value of a Fund’s investments in one country may offset potential gains from investments in another country.

Foreign Investment Risk Factors. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Fund’s foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlement practices may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less trading volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of a Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Each Fund may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

4

Foreign Currency Risk Factors. Investments in foreign securities will usually be denominated in foreign currency, and each Fund may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates, and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the US dollar and other currencies is generally determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention), but can sometimes be affected by the imposition of fixed exchange rates that may overvalue a foreign currency, to the detriment of foreign investors.

Emerging Market Investment Risk Factors. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging countries. By comparison with the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital or the payment of special levies and taxes, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Risks of Investments in Russia. The Emerging Markets Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its investment through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. As a result of these investment activities, the Fund could incur substantial losses.

Smaller Company Investment Risk Factors. Although smaller companies may generally have greater earnings and sales growth potential than larger companies, investments in such companies may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities that trade more frequently.

Technology Investment Risk Factors. The value of Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries.

5

Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities that trade more frequently.

Derivatives. Each Fund may invest in financial instruments commonly known as “derivatives” only for hedging or investment purposes. A Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. A Fund will not invest in a specific type of derivative without prior approval from the Series’ Board of Directors after consideration of, among other things, how the derivative instrument serves the Fund’s investment objective, and the risks associated with the investment. Pursuant to this policy, each Fund is permitted to invest in forward foreign currency exchange contracts, commodities and commodity contracts, rights and warrants, options and access trades, as more fully described below.

Forward Foreign Currency Exchange Contracts. Changes in exchange rates will be considered in making investment decisions. As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will usually enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the US dollar value of securities it already owns. A Fund may be required to cover certain forward currency contract positions by establishing an account with its custodian that will contain only liquid assets, including, but not limited to, US Government securities or other liquid high-grade debt obligations.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the US dollar). In this case, the contract would approximate the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. If appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The effect a substantial commitment of a Fund’s assets to forward contracts could have on the investment program of such Fund and its ability to purchase additional securities will be considered.

Except as set forth above and immediately below, a Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Fund to deliver an amount of foreign currency in excess of the value of such Fund’s portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is covered by cash or liquid securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

6

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, a Fund may use cash or liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.

Although a Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund’s losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency’s value relative to the US dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Foreign currency forward contracts may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to enter into such contracts even when they are available.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or “spread” based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in that Fund being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder. Approval of the Board of Directors must be granted for a Fund to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a Fund may purchase futures contracts by making a relatively small “margin deposit” and, if such contract is thereafter sold at a loss, that Fund could lose substantially more than the original margin deposit. Although the Funds will utilize only exchange-traded futures and options thereon, there can be no assurance that it will be able to close out positions when it wishes to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Rights and Warrants. Each Fund may invest in common stock rights and warrants believed to provide capital appreciation opportunities. No more than 2% of net assets of a Fund may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

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Options. The investment manager must seek approval of the Board of Directors of the Series to invest in any option if it is of a type the Funds have not previously utilized. Pursuant to this policy, the Board has approved the investment manager’s request that the Funds be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where a Fund owns the underlying security) and covered put options (i.e., where a Fund maintains cash or other collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

In order for a purchased put option to be profitable, the market price of the underlying security must decline sufficiently below the strike price to cover the premium and transaction costs. Conversely, in order for a purchased call option to be profitable, the market price of the underlying security must increase sufficiently above the strike price to cover the premium and transaction costs. By using options in this manner, a Fund will reduce any profit it might have otherwise realized in the underlying security by the premium paid and by transaction costs.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in a Fund’s investment portfolio, the Funds may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Funds may have difficulty closing out its position, in which case the Funds could lose money in the event of adverse price movements.

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Access Trades. Each Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, each Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, a Fund may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by a Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), which generally prohibits each Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Funds’ investments in other investment companies may include investment in exchange-traded funds (“ETFs”) if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange or otherwise traded in the over-the-counter market and generally seek to track the performance of a specified securities index or a basket of securities. Securities traded in the over-the-counter market present additional risks, such as counterparty and liquidity risks.

If a Fund invests in other investment companies, shareholders would bear not only that Fund’s expenses (including operating expenses and management fees), but also similar expenses of the underlying investment companies, and that Fund’s returns will therefore be lower.

Short Sales. Each Fund may sell securities short “against-the-box.” A short sale “against-the-box” is a short sale in which a Fund owns an equal amount of the securities sold short (or securities convertible into or exchangeable for the securities sold short) without payment of further consideration for securities of the same issuer as, and equal in amount to, the securities sold short.

Investments to Control. The Funds may not invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If one of the Funds were to make such acquisitions, there is a risk that such Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund’s exposure to market, credit and other risks associated with certain issuers’ financial condition and business operations.

Repurchase Agreements. Each Fund may enter into repurchase agreements as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed-upon interest rate effective for the period of time a Fund holds the security and is unrelated to the interest rate on the security. A Fund’s repurchase agreement will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, a Fund will not enter into repurchase agreements of more than one week’s duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (“1933 Act”)), funding agreements issued by domestic insurance companies and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. A Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the Funds’ Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

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Borrowing. Each Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Fund is generally permitted to borrow from banks in amounts not exceeding one-third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which a Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Fund’s assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit a Fund’s net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund’s shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause the net asset value of a Fund’s shares to decline more than would otherwise be the case.

Lending of Portfolio Securities. Each Fund may lend portfolio securities if it is believed that such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to the amounts of any dividends or interest paid on the securities. The Funds may invest the collateral and earn additional income or receive an agreed-upon amount of interest income from the borrower. Loans made by the Funds will generally be short-term. Loans are subject to termination at the option of the lending Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by that Fund is insufficient to replace the loaned securities. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral. Amounts paid to a Fund by borrowers in lieu of dividends may not be eligible to be passed through to the Fund’s shareholders as qualifying dividend income that would be subject to a lower rate of federal income tax.

Except as otherwise specifically noted above, the Funds’ investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fundamental Restrictions

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of a Fund’s outstanding voting securities. Under these policies, the Funds may not:

•	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

•

Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (“SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•	Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

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•

Purchase or hold any real estate, except a Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

•	Make any investment inconsistent with a Fund’s classification as a diversified company under the 1940 Act;

•

Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities; or

•

Purchase or retain the securities of any issuer (other than the shares of a Fund), if to the Fund’s knowledge, those directors and officers of the Series and the directors and officers of the investment manager or subadviser, who individually own beneficially more than  1/2 of 1% of the outstanding securities of such, together own beneficially more than 5% of such outstanding securities.

Certain of the Funds’ fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the Funds gain from these exceptions.

Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Funds generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Funds.

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Funds to operate in reliance upon these staff interpretations.

Borrowing money – The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans – The 1940 Act generally prohibits the Funds from making loans to affiliated persons but does not otherwise restrict the Funds’ ability to make loans.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Series, on behalf of its Emerging Markets Fund, Global Smaller Companies Fund and Global Technology Fund, will provide shareholders with at least 60 days prior notice of any change in the “80%” investment policy of these Funds as described in the Prospectuses. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy”. This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

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Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Fund’s investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Funds’ portfolio turnover rates for the fiscal years ended October 31, 2008 and 2007 were:

Fund	2008	2007
Emerging Markets Fund	%	106.56%
Global Growth Fund		86.05
Global Smaller Companies Fund		72.24
Global Technology Fund		208.35
International Growth Fund		235.33

Disclosure of Portfolio Holdings

The Funds’ full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no earlier than 15 calendar days after the end of each calendar quarter on the website of the Fund’s distributor, Seligman Advisors, Inc. (“Seligman Advisors”), (www.seligman.com). In addition, the Funds’ top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Employees may freely distribute the Funds’ portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Directors, the Funds’ portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds’ procedures require the prior written approval of the Chief Investment Officer of RiverSource Investments (or a designee) and the Funds’ Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of RiverSource Investments or Seligman Advisors (or their respective designees) and the Funds’ CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the applicable Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds’ portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Directors regarding compliance with the Funds’ policies, and RiverSource Investments’ Chief Compliance Officer monitor compliance with this policy.

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In addition, the Funds’ policies expressly permit RiverSource Investments’ employees to release the Funds’ holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about RiverSource Investments’ views on individual securities or whether the Funds own or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds may also permit their auditors to have access to the Funds’ portfolio holdings as necessary in connection with their auditing services.

Currently, RiverSource Investments has entered into ongoing arrangements to disclose the Funds’ portfolio holdings prior to the public disclosure of such information with the following third party research providers: FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, RiverSource Investments discloses the Global Technology Fund’s portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, and/or administrative services provided by SSBT, and to RiskMetrics Group (formerly, Institutional Shareholder Services) (“RiskMetrics”) in connection with proxy voting services provided. Also, RiverSource Investments discloses portfolio holdings to JPMorgan Chase Bank N.A. in connection with custodial services provided by such entity. RiverSource Investments discloses portfolio holdings to the third parties listed above, other than RiskMetrics, on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours. RiverSource Investments discloses portfolio holdings to ISS on an as-requested basis, and the time elapsed between the date of the information and the date of its disclosure will vary based upon the date specified by the RiskMetrics request.

With respect to the Funds subadvised by Wellington Management Company, LLP (“Wellington Management”), Wellington Management has adopted the policies and procedures relating to the disclosure of portfolio holdings approved by the Series’ Board of Directors. Currently, Wellington Management has entered into ongoing arrangements to disclose such Funds’ portfolio holdings prior to the public disclosure of such information with the following third parties: Brown Brothers Harriman & Co. (daily, in connection with certain operational functions); FactSet Research Systems, Inc. (daily, in connection with analytical services); Investment Technology Group, Inc. (weekly, in connection with analytical services); State Street Bank and Trust Company (daily, in connection with certain operational functions) and Broadridge Financial Solutions, Inc (daily, in connection with proxy voting services).

All of the above mentioned disclosures have been approved, as applicable, and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds’ portfolio holdings pursuant to these arrangements.

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Management of the Series

Board Members and Officers

Shareholders elect a Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, announced the closing of its acquisition (Acquisition) of J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously elected (at special meetings held on November 3, 2008) ten new directors (collectively, the “New Board Members”), the New Board Members took office on November 7, 2008. The New Board Members are: Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, will continue to serve on the Board after the Acquisition, which would result in an overall increase from ten directors to 12 directors.

Information with respect to the members of the Board is shown below. Each member oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman funds and 104 RiverSource funds. Board members serve until the next regular shareholders’ meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

Name, Address, Age	Position with Series and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	None	Board Governance, Compliance, Investment Review, Joint Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Chair, RiverSource Funds, 1999-2006; former Governor of Minnesota	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 53	Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None	Distribution, Investment Review, Joint Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley College; Former Dean, McCallum Graduate School of Business, Bentley College	None	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Attorney and Consultant	None	Board Governance, Compliance, Executive, Investment Review, Joint Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance	Distribution, Investment Review, Joint Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

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Independent Board Members

Name, Address, Age	Position with Series and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 64	Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (federal savings bank)	None	Distribution, Investment Review, Joint Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None	Compliance, Contracts, Distribution, Executive, Investment Review

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Director and Chairman, Highland Park Michigan Economic Development Corp; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.	Lead Outside Director, Digital Ally, Inc. (digital imaging); and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas).	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 64	Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Distribution, Executive, Investment Review

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Board Member Affiliated With RiverSource Investments*

Name, Address, Age	Position with Series and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Board member and Vice President since 2008	President – U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2005; Director, President and Chief Executive Officer, Ameriprise Certificate Company and; Chairman of the Board, Chief Executive Officer and President, RiverSource Distributors, Inc. since 2006; Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005	None	Investment Review

*	Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

Fund Officers

Name, address, age	Position held with the Series and length of service	Principal occupation during past five years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	President since November 7, 2008	Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 44	Vice President since November 7, 2008	Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President – Investments, Ameriprise Certificate Company since 2003; Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President since November 7, 2008	Vice President – Asset Management and Trust Company Services, RiverSource Investments, LLC since 2006; Vice President – Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Lawrence P. Vogel 100 Park Avenue, New York, NY 10017 Age 51	Treasurer since 2000	Treasurer, Seligman Data Corp. since 2000. Senior Vice President, Investment Companies, J. & W. Seligman & Co. Incorporated, from 1992 to 2008.

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 56	Chief Compliance Officer since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer since 2008.	Chief Compliance Officer of each of the investment companies of the Seligman group of funds since 2004; and Money Laundering Prevention Officer and Identity Theft Prevention Officer of each of the investment companies of the Seligman group of funds since November 2008. Managing Director, J. & W. Seligman & Co. Incorporated, and Vice-President for each of the investment companies of the Seligman group of funds from 2004 to 2008.

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The Board initially approves an investment management services agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

As of November 7, 2008, the Board has organized the following committees to facilitate its work (accordingly, no committee meetings have been held prior to such date):

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the chairperson of the Board in relation to furthering the interests of the Funds and their shareholders on external matters.

Compliance Committee. This committee supports the Series’ maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Series’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Series’ CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Series. It also advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Series, and reports to the Board as appropriate.

Executive Committee. This committee acts for the Board between meetings of the Board.

Investment Review Committee. This committee reviews and oversees the management of the Series’ assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Joint Audit Committee. This committee oversees the accounting and financial reporting processes of the Series and internal controls over financial reporting and oversees the quality and integrity of the Series’ financial statements and independent audits as well as the Series’ compliance with legal and regulatory requirements relating to the Series’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Series’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

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Beneficial Ownership of Shares

As of December 31, 2008, the Directors beneficially owned shares in the Series and the RiverSource complex of funds (which includes the Seligman funds) as follows:

	Dollar Range of Shares Owned By Director					Aggregate Dollar Range of Shares Owned by Director in RiverSource Complex of Funds*
Name	Emerging Markets	Global Growth	Global Smaller Companies	Global Technology	International Growth
INDEPENDENT BOARD MEMBERS
Kathleen Blatz
Arne H. Carlson
Pamela G, Carlton
Patricia M. Flynn
Anne P. Jones
Jeffrey Laikind
Stephen R. Lewis, Jr.
John F. Maher
Catherine James Paglia
Leroy C. Richie
Alison Taunton-Rigby
AFFILIATED BOARD MEMBERS
William F. Truscott

*	[Each New Board Member, other than Ms. Flynn, owns between $1 and $10,000 of shares in the Seligman Funds. Ms. Flynn owns between $10,001 and $50,000 of shares in the Seligman Funds. Neither of Messrs. Maher or Richie owns any shares of the RiverSource Funds.] Total includes deferred compensation invested in share equivalents.

Compensation. None of the New Board Members received any compensation from the Series for the fiscal year ended October 31, 2008. The New Board Members became Directors of the Series effective November 7, 2008 at the completion of RiverSource Investments’ acquisition of Seligman. Only Messrs. Maher and Richie were directors of the Fund during the fiscal year ended October 31, 2008, and neither received any compensation from the RiverSource complex of funds for the period.

Name and Position with Series	Aggregate Compensation from Series (1)	Pension or Retirement Benefits Accrued as Part of Series Expenses	Total Compensation from Series and RiverSource Complex of Funds Paid to Directors (1)(2)
John F. Maher
Leroy C. Richie

(1)	For the fiscal year ended October 31, 2008. As of such date, the “Fund Complex” consisted of only the “Seligman Group of Funds.” Messrs. Maher and Richie did not receive any payments from the funds in the RiverSource complex of funds for the fiscal year ended October 31, 2008.

(2)	As of the date of this SAI, the RiverSource Complex of Funds consisted of 163 investment companies, including the Series.

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The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Series’ Chief Compliance Officer, Counsel to the independent Board members, and the Series’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub-committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. The Board’s Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and, as available, the Seligman funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Code of Ethics

The funds in the RiverSource complex of funds (which includes the Seligman funds), RiverSource Investments, the investment manager for the Seligman funds, and Seligman Advisors, the distributor for the Seligman funds, have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

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Wellington Management

The subadviser for each Fund except Global Technology Fund, Wellington Management has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Funds. The Series’ Board of Directors reviews the code of ethics of Wellington Management at least annually and receives certifications from Wellington Management regarding compliance with such code of ethics annually.

Proxy Voting Policies

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and voted proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

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Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

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Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

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Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the U.S. or collect (212) 682-7600 outside the U.S. and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available not later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of December 15, 2008, there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.

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Principal Holders

As of February 5, 2009, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares for the following Funds:

Name and Address	Fund/Class	Percentage of Total Shares Held
Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	Emerging Markets/A	25.43%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Emerging Markets/A	7.76%

State Street Bank & Trust Co Cust Seligman Asset Allocation Growth Fund, Attn Son Diskin, 801 Pennsylvania Ave, Kansas City MO 64105	Emerging Markets/A	5.82%

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd floor, Jersey City NJ 07311	Emerging Markets/B	6.11%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Emerging Markets/C	51.10%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Emerging Markets/C	5.08%

State Street Bank & Trust Co., FBO North Carolina college Savings Program NCBE, 105 Rosemont Avenue, Westwood, MA 02090	Emerging Markets/I	36.83%

Patterson & Co., FBO J. & W. Seligman & Co., Incorporated Matched Accumulation Plan, Attn. Pension Plan Services, 1525 West WT Harris Blvd, Charlotte, NC 28288	Emerging Markets/I	14.72%

State Street Bank & Trust Co., FBO North Carolina College Savings Program NCBD, 105 Rosemont Avenue, Westwood, MA 02090	Emerging Markets/I	22.17%

Patterson & Co., FBO The Seligman Data Corp. 401K/Thrift Plan, Attn. Pension Plan Services, 1525 West WT Harris Blvd, Charlotte, NC 28288	Emerging Markets/I	13.12%

State Street Bank & Trust Co., FBO North Carolina College Savings Program NCBF, 105 Rosemont Avenue, Westwood, MA 02090	Emerging Markets/I	9.47%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Growth/A	16.32%

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MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Growth /B	15.14%

Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Floor, Jersey City NJ 07311	Global Growth/B	8.60%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Growth/C	16.67%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Global Growth/C	6.24%

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Name and Address	Fund/Class	Percentage of Total Shares Held
Patterson & Co. FBO J. & W. Seligman & Co., Incorporated Matched Accumulation Plan, Attn. Pension Plan Services, 1525 West WT Harris Blvd, Charlotte, NC 28288	Global Growth/I	89.17%

Patterson & Co. FBO The Seligman Data Corp. 401K/Thrift Plan, Attn. Pension Plan Services, 1525 West WT Harris Blvd, Charlotte, NC 28288	Global Growth/I	10.72%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Smaller Companies/A	10.50%

State Street Bank & Trust Co. FBO. Seligman Asset Allocation Growth Fund, 801 Pennsylvania Ave., Kansas City, MO 64105	Global Smaller Companies/A	6.75%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Smaller Companies/B	14.46%

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	Global Smaller Companies/B	6.53%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Smaller Companies/C	18.23%

New Moon Settlement, U/A Dtd Michael Paul Egerton-Vernon, Ttee Ferdinand Chaffart, Ttee, Rathbone House, 15 Esplanade Channel Islands UK	Global Smaller Companies/I	54.52%

Virginia Settlement, U/A Dtd Michael Paul Egerton-Vernon, Ttee Ferdinand Chaffart, Ttee, Rathbone House, 15 Esplanade Channel Islands UK	Global Smaller Companies/I	14.90%

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Name and Address	Fund/Class	Percentage of Total Shares Held
State Street Bank & Trust Co., FBO North Carolina College Savings Program NCBE, 105 Rosemont Avenue, Westwood, MA 02090	Global Smaller Companies/I	12.79%

State Street Bank & Trust Co., FBO North Carolina College Savings Program NCBD, 105 Rosemont Avenue, Westwood, MA 02090	Global Smaller Companies/I	6.88%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Technology/A	13.63%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Global Technology/A	6.75%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Technology/B	32.13%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Global Technology/B	5.00%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Global Technology/C	6.60%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Technology/C	20.21%

State Street Bank & Trust Co. FBO. Seligman Asset Allocation Moderate Growth Fund, 801 Pennsylvania Ave., Kansas City, MO 64105	International Growth/A	11.92%

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Name and Address	Fund/Class	Percentage of Total Shares Held
State Street Bank & Trust Co. FBO. Seligman Asset Allocation Balanced Fund, 801 Pennsylvania Ave., Kansas City, MO 64105	International Growth/A	6.13%

State Street Bank & Trust Co. FBO. Seligman Asset Allocation Growth Fund, 801 Pennsylvania Ave., Kansas City, MO 64105	International Growth/A	5.65%

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	International Growth/B	23.46%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	International Growth/B	10.11%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	International Growth/B	5.02%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	International Growth/C	5.06%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	International Growth/C	10.10%

State Street Bank & Trust Co., FBO North Carolina College Savings Program NCBE, 105 Rosemont Avenue, Westwood, MA 02090	International Growth/I	34.03%

State Street Bank & Trust Co., FBO North Carolina College Savings Program NCBG, 105 Rosemont Avenue, Westwood, MA 02090	International Growth/I	17.34%

State Street Bank & Trust Co., FBO North Carolina College Savings Program NCBF, 105 Rosemont Avenue, Westwood, MA 02090	International Growth/I	17.48%

State Street Bank & Trust Co., FBO North Carolina College Savings Program NCBD, 105 Rosemont Avenue, Westwood, MA 02090	International Growth/I	11.91%

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Management Ownership

As of February 5, 2009, Directors and officers of the Funds as a group owned less than 1% of the Class A shares of each Fund in the Series. As of February 5, 2009, Directors and officers of the Series did not own any Class B, Class C, Class I or Class R shares of the Funds.

Investment Advisory and Other Services

RiverSource Investments

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of each Fund) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager effective November 7, 2008. Shareholders of the Funds (other than Seligman Global Technology Fund) also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP. (“Subadvisory Agreement”),

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, each Fund will pay RiverSource Investments a fee for managing its assets. The fees paid by each Fund to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008.

Subject to the control of the Series’ Board of Directors, RiverSource Investments is responsible for the investments of each Fund (with the assistance of Wellington Management in the case of the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund and the International Growth Fund (collectively, the “Subadvised Funds”)) Other than the Subadvisory Agreement with Wellington Management there are no other management-related service contracts under which services are or may be provided to the Funds. No person or persons, other than the directors, officers, employees of RiverSource Investments, or the Series regularly advise the Series or the Funds with respect to their investments (other than as discussed below, Wellington Management).

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Each Fund pays RiverSource Investments a fee for its management services equal to a percentage of that Fund’s average daily net assets. Each Fund’s fee rate declines as that Fund’s net assets increase. With respect to the Emerging Markets Fund, RiverSource Investments receives a fee equal to an annual rate of 1.25% of the average daily net assets on the first $1 billion of net assets, 1.15% on the next $1 billion and 1.05% of average daily net assets in excess of $2 billion. With respect to each of the Global Growth Fund and International Growth Fund, RiverSource Investments receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $50 million of net assets, 0.95% on the next $1 billion and 0.90% of average daily net assets in excess of $1,050,000,000. With respect to the Global Smaller Companies Fund, RiverSource Investments receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $100 million of net assets and 0.90% of average daily net assets in excess of $100 million. The management fee rate with respect to the Global Technology Fund is equal to an annual rate of 1.00% of average daily net assets on the first $2 billion of net assets, 0.95% of average daily net assets on the next $2 billion and 0.90% of average daily net assets in excess of $4 billion.

The following table indicates the management fees paid by each Fund as well as the percentage of each Fund’s average daily net assets for the fiscal years ended October 31, 2008, 2007 and 2006 (RiverSource Investments became the manager of the Funds on November 7, 2008).

Fund	Fiscal Year Ended	Management Fee Paid ($)	% of Average Daily Net Assets (%)
Emerging Markets Fund	10/31/08
	10/31/07	$1,481,382	1.25%
	10/31/06	1,227,598	1.25

Global Growth Fund	10/31/08
	10/31/07	$415,810	1.00%
	10/31/06	477,772	1.00

Global Smaller Companies Fund	10/31/08
	10/31/07	$2,081,618	0.95%
	10/31/06	1,902,324	0.95

Global Technology Fund	10/31/08
	10/31/07	$3,876,481	1.00%
	10/31/06	3,726,566	1.00

International Growth Fund	10/31/08
	10/31/07	$986,014	0.97%
	10/31/06	843,575	0.98

Each Fund pays all its expenses other than those assumed by the RiverSource Investments, including fees payable to RiverSource Investments for its services under the terms of the Management Agreement, taxes, brokerage commissions and charges in connection with the purchase and sale of assets, premium on the bond required by Rule 17g-1 under the Investment Company Act of 1940, fees and expenses of attorneys (i) it employs in matters not involving the assertion of a claim by a third party against a Fund, its Board members and officers, (ii) it employs in conjunction with a claim asserted by the Board against RiverSource Investments, except that RiverSource Investments shall reimburse the Series (or a Fund therof, as the case may be) for such fees and expenses if it is ultimately determined by a court of competent jurisdiction, or RiverSource Investments agrees, that it is liable in whole or in part to the Series (or a Fund thereof, as the case may be), (iii) it employs to assert a claim against a third

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party, and (iv) it or RiverSource Investments employs, with the approval of the Board, to assist in the evaluation of certain investments or other matters related to the management of the Series, fees paid for the qualification and registration for public sale of the securities of a Fund under the laws of the United States and of the several states in which such securities shall be offered for sale, fees of consultants employed by the Series, Board member, officer and employee expenses which shall include fees, salaries, memberships, dues, travel, seminars, pension, profit sharing, and all other benefits paid to or provided for Board members, officers and employees, directors and officers liability insurance, errors and omissions liability insurance, worker’s compensation insurance and other expenses applicable to the Board members, officers and employees, except the Series will not pay any fees or expenses of any person who is an officer or employee of RiverSource Investments or its affiliates, filing fees and charges incurred by the Series in connection with filing any amendment to its organizational documents, or incurred in filing any other document with the state where the Series is organized or its political subdivisions, organizational expenses of the Series, expenses incurred in connection with lending portfolio securities of a Fund, expenses properly payable by the Series and approved by the Board, and other expenses payable by the Series pursuant to separate agreement of the Series and any of its service providers.

The Management Agreement provides that it is effective on November 7, 2008 and shall continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of a Fund and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party). The Management Agreement may be terminated by either a Fund or RiverSource Investments at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of a Fund. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under the Management Agreement, neither RiverSource Investments, nor any of its respective directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by the Series or its shareholders or creditors. Each of RiverSource Investments, and its respective directors, officers, partners, principals, employees and agents, will be entitled to rely, and will be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Series or its agents which is believed in good faith to be accurate and reliable. RiverSource Investments does not warrant any rate of return, market value or performance of any assets in a Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, the Series does not waive any right which it may have under such laws or regulations.

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Subadvisory Arrangement

On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Subadvised Funds. The subadvisory arrangement between Seligman (the predecessor investment manager) and Wellington Management was approved initially by the Board of Directors of the Series in respect of each Subadvised Fund on September 4, 2003. The engagement by Seligman of Wellington Management was approved by the shareholders of each Subadvised Fund at a special meeting held on December 4, 2003. The subadvisory arrangement between RiverSource Investments and Wellington Management was initially approved by the Directors on July 29, 2008. The engagement by RiverSource Investments of Wellington Management was approved by the shareholders of each Subadvised Fund at a special meeting held on November 3, 2008.

At the July 29, 2008 meeting, the Board of Directors approved the Management Agreement as well the Subadvisory Agreement, in respect of each Subadvised Fund, between RiverSource Investments and Wellington Management. These new agreements became effective on November 7, 2008.

The fees payable by each Subadvised Fund did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by RiverSource Investments (not by the Subadvised Fund), and the fees payable by each Subadvised Fund to RiverSource Investments were unchanged.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2009, Wellington Management had investment management authority with respect to approximately $             billion in assets.

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Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to each Subadvised Fund. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of each Subadvised Fund.

Terms of the Subadvisory Agreement

Services. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Subadvised Fund set forth in the applicable Prospectus and this SAI and the requirements of the 1940 Act and other applicable law, furnishes RiverSource Investments and each Subadvised Fund with such investment advice, research and assistance as RiverSource Investments or the Subadvised Fund shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of each Subadvised Fund: (i) to participate in the development of the Subadvised Fund’s overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Fund with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by RiverSource Investments, vote proxies solicited by or with respect to issuers of securities in which assets of the Subadvised Funds may be invested from time to time. Wellington Management’s responsibilities extend to all of each Subadvised Fund’s assets. Under the Management Agreement, RiverSource Investments has responsibility for investment management services provided under the Subadvisory Agreement.

Liability. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Series, any Subadvised Fund, RiverSource Investments or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of a Subadvised Fund.

Compensation. Under the Subadvisory Agreement, Wellington Management receives in respect of each Subadvised Fund each month a fee calculated on each day during such month at the annual rates set forth below:

Subadvised Fund	Subadvisory Fee as a Percentage of Average Daily Net Assets
Emerging Markets Fund	0.65%
Global Growth Fund
-up to $50 million	0.45%
-over $50 million	0.40%
International Growth Fund
-up to $50 million	0.45%
-over $50 million	0.40%
Global Smaller Companies Fund
-up to $100 million	0.75%
-over $100 million	0.65%

This fee is paid by RiverSource Investments and does not affect the total fee paid by any Subadvised Fund to RiverSource Investments pursuant to the New Management Agreement.

Expenses. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Fund’s investments.

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Termination. The Subadvisory Agreement provides that it is effective November 7, 2008 and will continue in effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to a Subadvised Fund, without payment of penalty, by the Subadvised Fund on 60 days’ written notice to Wellington Management by vote of the Directors of the Series or by vote of the majority of the outstanding voting securities (as defined by the 1940 Act) of the Subadvised Fund. The Subadvisory Agreement also provides that it may also be terminated, with respect to a Subadvised Fund, by Wellington Management or RiverSource Investments at any time upon not less than 60 days’ written notice to the other and to the Series. The Subadvisory Agreement will automatically terminate in the event of its assignment in respect of a Subadvised Fund, and upon termination of the Management Agreement in respect of a Subadvised Fund.

Principal Underwriter

Seligman Advisors Inc., (“Seligman Advisors”), an affiliate of RiverSource Investments, located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of each of the other Seligman mutual funds, as well as the funds in the RiverSource complex of funds. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of RiverSource Investments, which is itself an affiliated person of the Funds. Those individuals identified above under “Management Information” as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Administrative Services

Under an Administrative Services Agreement effective November 7, 2008, Ameriprise Financial administers certain aspects of the Series’ business and other affairs at no cost. Ameriprise Financial provides the Series with such office space, and certain administrative, accounting and other services and executive and other personnel as are necessary for Series operations. Ameriprise Financial pays all of the compensation of Board members of the Series who are employees or consultants of RiverSource Investments and of the officers and employees of the Series. Ameriprise Financial reserves the right to seek Board approval to increase the fees payable by a Fund of the Series under the Administrative Services Agreement. However, Ameriprise Financial anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Management Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the affected Fund(s) will inform shareholders prior to the effectiveness of such increase. Ameriprise Financial also provides senior management for Seligman Data Corp. (“SDC”).

Other Investment Advice

No person or persons, other than directors, officers, employees of RiverSource Investments or Wellington Management regularly advise the Funds or RiverSource Investments with respect to the Funds’ investments.

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Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of the Funds, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.50	4.71	4.00
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Rule 12b-1 Plans

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class B, Class C and Class R shares. (There is no administration, shareholder services and distribution fee in respect of any Fund’s Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in a Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of a Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of a Fund. RiverSource Investments may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that RiverSource Investments receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series’ Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under its 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a

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Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If a Fund’s 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 2008 and such amounts as a percentage of Class A shares’ average daily net assets, were as follows:

Fund	Total Fees Paid	% of Average Net Assets
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

Class B

Under its 12b-1 Plan, each Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor’s rights to this fee (the “Purchasers”) to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay this portion of the distribution fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations, which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by that Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund’s 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by each Fund in respect of Class B shares for the fiscal year ended October 31, 2008, was equal to 1% per annum of the Class B shares’ average daily net assets, as follows:

Fund	Total Fees Paid
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets

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attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time of sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing service fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended October 31, 2008 was equal to 1% per annum of the Class C shares’ average daily net assets, as follows:

Fund	Total Fees Paid
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2008 (the most recent date such information was available), Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class C shares that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. Also shown below are percentages of each Fund’s net assets:

Fund	Amount of Unreimbursed Expenses Incurred with Respect to Class C Shares	% of the Net Assets of Class C at September 30, 2008
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

If the 12b-1 Plan is terminated in respect to Class C shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

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Class R

Under the 12b-1 Plan, the Funds, with respect to Class R shares, are authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time of sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time of sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

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The total amount paid by each Fund to Seligman Advisors in respect of Class R shares for the fiscal year ended October 31, 2008 was equal to 0.50% per annum of the Class R shares’ average daily net assets, as follows:

Fund	Total Fees Paid
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of each Fund may exceed the 12b-1 fees paid by a Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2008 (the most recent date such information was available), Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class R shares that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. Also shown are the amounts of percentages of each Fund’s net assets:

Fund	Amount of Unreimbursed Expenses Incurred with Respect to Class R Shares	% of the Net Assets of Class R at September 30, 2008
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

If the 12b-1 Plan is terminated in respect of Class R shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

Payments made by each Fund under its 12b-1 Plan in respect of Class A, Class B, Class C and Class R shares for the fiscal year ended October 31, 2007, were spent on the following activities in the following amounts:

Fund/Class	Compensation to Underwriters	Compensation to Broker/Dealers	Other Compensation*
Emerging Markets Fund/Class A
Emerging Markets Fund/Class B*
Emerging Markets Fund/Class C
Emerging Markets Fund/Class R
Global Growth Fund/Class A
Global Growth Fund/Class B*
Global Growth Fund/Class C
Global Growth Fund/Class R
Global Smaller Companies Fund/Class A
Global Smaller Companies Fund/Class B*
Global Smaller Companies Fund/Class C
Global Smaller Companies Fund/Class R
Global Technology Fund/Class A
Global Technology Fund/Class B*
Global Technology Fund/Class C
Global Technology Fund/Class R
International Growth Fund/Class A
International Growth Fund/Class B*
International Growth Fund/Class C
International Growth Fund/Class R

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

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The 12b-1 Plan with respect to the International Growth Fund was initially approved on July 15, 1993 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund (“Qualified Directors”) and by the shareholders of such Fund on September 21, 1993. The 12b-1 Plan with respect to the Emerging Markets Fund was originally approved on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each Class of shares of the Fund on May 10, 1996. The 12b-1 Plan with respect to the Global Growth Fund was originally approved on September 21, 1995 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on October 30, 1995. The 12b-1 Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors, including a majority of the Qualified Directors. Amendments to the 12b-1 Plan of Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the Qualified Directors, on March 18, 1993 and the amended 12b-1 Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The 12b-1 Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on that date. The 12b-1 Plans were approved in respect of the Class B shares of each Fund other than the Emerging Markets Fund on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each such Fund’s Class B shares on that date, and became effective in respect of such Class B shares on April 22, 1996. In addition, the 12b-1 Plans were approved with respect of Class C shares of each Fund on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of each Fund’s Class C shares on June 1, 1999. The 12b-1 Plans were approved in respect of Class R shares of each Fund on March 20, 2003 by the Board of Directors, including a majority of Qualified Directors, and became effective in respect of each Fund’s Class R shares on April 30, 2003.

The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of such Class. If the amount payable in respect of Class A shares under a Fund’s 12b-1 Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case Class B shares will thereafter convert into the new class instead of into Class A shares.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Series be made by such disinterested Directors. The 12b-1 Plans are reviewed annually by the Directors.

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Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts. For the fiscal year ended October 31, 2008, Seligman Services received service fees pursuant to each Fund’s 12b-1 Plan as follows:

Fund	Service Fees Paid to Seligman Services 2008
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

Other Service Providers

The funds in the Seligman Group of Funds [will enter] into an agreement with Board Services Corporation (“Board Services”) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Funds are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, New York 10017.

Portfolio Managers

For purposes of this discussion, each member of a Fund’s portfolio team is referred to as a “portfolio manager”. The following table sets forth certain additional information with respect to the portfolio managers of each Fund. Unless noted otherwise, all information is provided as of October 31, 2008.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers, the number of accounts managed (other than the Fund managed by its portfolio manager) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the portfolio managers of each Fund, only those accounts that have an advisory fee based on performance of the account. For purposes of these tables, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Table A:

Portfolio Manager/Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Vera M. Trojan, Emerging Markets Fund	Other Registered Investment Companies.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $billion in total assets under management.

Matthew D. Hudson, Global Growth Fund	Other Registered Investment Companies with approximately $billion in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $billion in total assets under management.

Andrew S. Offit, Global Growth Fund	Other Registered Investment Companies with approximately $billion in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $billion in total assets under management.

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Table A continued:

Portfolio Manager/Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jean-Marc Berteaux, Global Growth Fund	Other Registered Investment Companies with approximately $billion in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $billion in total assets under management.

Andrew S. Offit, International Growth Fund	Other Registered Investment Companies with approximately $billion in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $billion in total assets under management.

Jean-Marc Berteaux, International Growth Fund	Other Registered Investment Companies with approximately $billion in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $billion in total assets under management.

Matthew D. Hudson, International Growth Fund	Other Registered Investment Companies with approximately $billion in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $billion in total assets under management.

Jamie A. Rome, Global Smaller Companies Fund	Other Registered Investment Companies with approximately $ million in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $billion in total assets under management.

Simon H. Thomas, Global Smaller Companies Fund	Other Registered Investment Companies with approximately $million in total assets under management.	Pooled Investment Vehicles with approximately $million in total assets under management.	Other Accounts with approximately $million in total assets under management.

Richard M. Parower, Global Technology Fund	Other Registered Investment Companies with approximately $billion in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $million in total assets under management.

Paul H. Wick, Global Technology Fund	Other Registered Investment Companies with approximately $ billion in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $million in total assets under management.

Reema D. Shah, Global Technology Fund	Other Registered Investment Companies with approximately $billion in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $million in total assets under management.

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Table A continued:

Portfolio Manager/Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ajay Diwan, Global Technology Fund	Other Registered Investment Companies with approximately $billion in total assets under management.	Pooled Investment Vehicles with approximately $billion in total assets under management.	Other Accounts with approximately $million in total assets under management.

Benjamin Lu, Global Technology Fund	Other Registered Investment Company with approximately $million in total assets under management.	Pooled Investment Vehicles with approximately $million in total assets under management.	Other Accounts with approximately $million in total assets under management.

Table B:

Portfolio Manager/Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Vera M. Trojan, Emerging Markets Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	Other Account with approximately $million in total assets under management.

Matthew D. Hudson, Global Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	Other Account with approximately $million in total assets under management.

Andrew S. Offit, Global Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	Other Account with approximately $million in total assets under management.

Jean-Marc Berteaux, Global Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	Other Account with approximately $million in total assets under management.

Andrew S. Offit, International Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	Other Account with approximately $million in total assets under management.

Jean-Marc Berteaux, International Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	Other Account with approximately $million in total assets under management.

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Table B continued:

Portfolio Manager/Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Matthew D. Hudson, International Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	Other Account with approximately $million in total assets under management.

Jamie A. Rome, Global Smaller Companies Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	Other Account with approximately $million in total assets under management.

Simon H. Thomas, Global Smaller Companies Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	Other Account with approximately $million in total assets under management.

Richard M. Parower, Global Technology Fund	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $860.7 million in total assets under management.	Other Account with approximately $million in total assets under management.

Paul H. Wick, Global Technology Fund	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $858.6 million in total assets under management.	Other Account with approximately $million in total assets under management.

Reema D. Shah, Global Technology Fund	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $860.7 million in total assets under management.	Other Account with approximately $million in total assets under management.

Ajay Diwan, Global Technology Fund	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $858.6 million in total assets under management.	Other Account with approximately $million in total assets under management.

Benjamin Lu, Global Technology Fund	0 Other Registered Investment Companies.	0 Pooled Investment Vehicle.	Other Account with approximately $million in total assets under management.

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Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio managers’ management of each Fund’s investments and investments in other accounts.

Compensation:

Compensation of Portfolio Managers of Global Technology Fund. As compensation for their responsibilities, each of Messrs. Parower, Wick, Diwan and Lu and Ms. Shah received a base salary and bonus for the year ended December 31, 2008, which was determined by Seligman, the Fund’s predecessor investment manager.

For the year ended December 31, 2008, the bonuses were allocated (as described below) from a bonus pool which is based upon (i) the weighted-average pre-tax investment performance of the Seligman funds and institutional accounts managed by Seligman’s Technology Group (other than those attributable to funds in or contemplating liquidation) as compared with the investment results of a group of competitor funds over a rolling three-year period (ending November 30th); (ii) the annual revenues generated from such Seligman funds and accounts, and (iii) a portion of the management and performance fees generated for Seligman’s privately offered pooled investment vehicles.

The allocation of bonuses from the pool to each portfolio manager was based on numerous qualitative and quantitative factors relating to the particular portfolio manager, which included, among other things, an evaluation of: skills as a research analyst (i.e., quality of research); particular contributions to their investment team (as well as their contributions to other Seligman investment teams); ability to take initiative with respect to new roles/responsibilities; leadership abilities and potential for growth as a portfolio manager; ability to assimilate new concepts and ideas; ability to work within a team structure; and the competitive environment for the portfolio manager’s services. Mr. Wick retained the balance of the pool, after allocating to each of the above portfolio managers and other members of Seligman’s Technology Group.

For 2009, as determined by RiverSource Investments, portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. The investment management fees charged on their hedge fund investments are waived or reimbursed.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

To reduce the amount of time that Seligman's portfolio managers dedicate to marketing efforts and client services, its investment team has an experienced product manager that acts as the primary liaison between Seligman Advisors’ marketing department and that investment team. Although Seligman Advisors has an experienced product manager in respect of the Subadvised Funds, Wellington's portfolio managers do not provide any significant marketing support to Seligman Advisors in respect of the Subadvised Funds.

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Compensation of Portfolio Managers of Subadvised Funds. Wellington Management earns a fee based on the assets under management of each Subadvised Fund as set forth in the Subadvisory Agreement between Wellington Management and RiverSource Investments on behalf of the Subadvised Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Subadvised Fund. The following information relates to the fiscal year ended October 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Subadvised Funds’ managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Subadvised Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of Wellington Management. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by their experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Subadvised Fund managed by the Investment Professional and generally each other accounts managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Subadvised Fund is linked to the gross pre-tax performance of the portion of the relevant Subadvised Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. With respect to the non-North American portion of the Global Smaller Companies Fund, the Investment Professionals’ incentive payment was a flat rate which was not linked to benchmark performance prior to January 1, 2006.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula as a partner of the firm. Messrs. Berteaux, Offit and Rome and Ms. Trojan are partners of the firm.

Subadvised Fund	Benchmark Index and/or Peer for the Incentive Period
Seligman Emerging Markets Fund	MSCI Emerging Markets Index

Seligman Global Growth Fund	MSCI World Growth Index (prior to 3/1/06 MSCI World Index)

Seligman International Growth Fund	MSCI EAFE Growth Index (prior to 3/1/06 MSCI EAFE Index)

Seligman Global Smaller Companies Fund	S&P/CGEI BMI LT 2B North America (Mr. Rome) S&P/Citigroup BMI EPAC (Mr. Thomas) (prior to January 1, 2006 not linked to a benchmark)

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Series and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g.,

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allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

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Wellington Management. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Investment Professionals generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Subadvised Fund. The Investment Professionals make investment decisions for each account, including the relevant Subadvised Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Subadvised Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Subadvised Fund.

The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Subadvised Fund, or make investment decisions that are similar to those made for the relevant Subadvised Fund, both of which have the potential to adversely impact the relevant Subadvised Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an investment professional may purchase the same security for the relevant Subadvised Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Subadvised Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Subadvised Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s code of ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Securities Ownership. As of October 31, 2008, Mr. Parower owned between $[            ] and Mr. Lu owned between $[            ] of shares of the Global Technology Fund and Mr. Offit owned between $[            ] of shares of each of the Global Growth Fund and the International Growth Fund. Other than as described above, the portfolio managers do not own shares of the Fund(s) to which he/she provides portfolio management services.

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Brokerage Allocation and Other Practices

Brokerage Transactions

Both RiverSource Investments and Wellington Management (with respect to the Subadvised Funds) will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Fund. When two or more of the investment companies in the Seligman Funds or other investment advisory clients of RiverSource Investments or Wellington Management, as the case may be, desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by RiverSource Investments or Wellington Management, as the case may be, in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law.

For the fiscal years ended October 31, 2008, 2007 and 2006, the Funds paid total brokerage commissions to others for execution, research and statistical services in the following amounts:

	Total Brokerage Commissions Paid
Fund	2008	2007	2006
Emerging Markets Fund		$431,401	$504,450
Global Growth Fund		76,680	136,373
Global Smaller Companies Fund		475,552	453,346
Global Technology Fund		2,082,502	2,625,504
International Growth Fund		589,465	382,448

Commissions

For the fiscal years ended October 31, 2008, 2007 and 2006, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Funds, Seligman (the Fund’s investment manager prior to November 7, 2008), Wellington Management or Seligman Advisors.

Brokerage Selection

With respect to the Funds, RiverSource Investments and Wellington Management (in the case of the Subadvised Funds) select broker dealers with the goal of obtaining “best execution”. RiverSource Investments and Wellington Management will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to RiverSource Investments and Wellington Management in connection with services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded. While RiverSource Investments and Wellington Management seek reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission.

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Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, RiverSource Investments expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with RiverSource Investments or its affiliates to distribute shares of the investment companies or other investment products offered by RiverSource Investments. With respect to the Funds, RiverSource Investments and Wellington Management rank broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

With respect to the Funds, in connection with any agency trades, RiverSource Investments determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

With respect to the Funds, RiverSource Investments and Wellington Management monitor and evaluate the performance and execution capabilities of broker-dealers through which they place orders and periodically review their policies with regard to negotiating commissions or mark-ups for the Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds’ fiscal year ended October 31, 2008, the Funds did not acquire securities of any of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of the Global Growth Fund. At October 31, 2008, the Global Growth Fund held securities of Goldman Sachs Group, with a value of $[        ].

Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 2,000,000,000 shares of common stock, each with a par value of $.001 each, divided into five different series, which represents each of the Funds. The Global Technology Fund has four classes, designated Class A common stock, Class B common stock, Class C common stock and Class R common stock. Each of the other Funds has five classes, designated Class A common stock, Class B common stock, Class C common stock, Class I common stock and Class R common stock. Each share of a Fund’s Class A, Class B, Class C, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each Class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series’ Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

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Employee and Family Members. Class A shares of the Funds may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and RiverSource Investments and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by RiverSource Investments or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the Prospectus (the “Breakpoint Discounts).

The value the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows an investor to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the total net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.

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Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares in an account held by a “single person”. A “single person” includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Fund may sell shares at net asset value to “eligible employee benefit plans” which have at least $2 million in plan assets at the time of investment in the Funds, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Funds’ shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

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(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided RiverSource Investments or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a “fund of funds” arrangement in the Seligman Group;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by RiverSource Investments, or to their directors or trustees; and

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts a broker-dealer, trustee, or record keeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, either alone or through a volume discount, Right of Accumulation or letter of intent, are subject to a CDSC of 1% on redemptions of such shares within 18 months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within 18 months prior to plan termination, except that any such plan that is or was a separate account client of the investment manager at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an 18-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4%
2 years or more but less than 3 years	3%
3 years or more but less than 4 years	3%
4 years or more but less than 5 years	2%
5 years or more but less than 6 years	1%
6 years or more	0%

53

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class C shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value. Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares. Unlike Class B shares, Class I shares do not convert to Class A shares.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan’s initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Class B, Class C and Class R shareholders of a Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

54

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, or minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, or retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with Seligman Advisors that contemplates a waiver of CDSCs;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of the investment manager at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if RiverSource Investments determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by a Fund in payment for the Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf

61

of the Funds. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower expenses.

Each Fund’s portfolio securities, including open short positions and options written, are generally valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. In addition, trading in most foreign securities markets, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of the securities used in computing the net asset value of the shares of each Fund are generally determined as of such times. However, since the closing prices for securities traded on markets and exchanges outside the US may not fully reflect events that occur after the local markets close but before the close of the NYSE, the Board of Directors of the Series has authorized the use of a third party pricing service on a regular basis to recommend adjustments to the local closing prices of certain foreign equity securities in order to determine the fair value of such securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional ETFs or future contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if RiverSource Investments concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value such security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. In addition, fair value pricing may also be utilized, in accordance with procedures approved by the Board of Directors, in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Foreign currency exchange rates are also generally determined in accordance with procedures approved by the Board of Directors. Any other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors.

Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if RiverSource Investments believes it approximates fair value. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued as described above for short-term holdings maturing in 60 days or less. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors.

For purposes of determining the net asset value per share of a Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 5.75% and Class B, Class C, Class I and Class R shares are sold at NAV(1). Using each Class’s NAV at October 31, 2008, the maximum offering price of each Fund’s shares is as follows:

Class A

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund
Net asset value per share
Maximum sales charge (5.75% of Offering price)
Offering price to public

Class B

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund
Net asset value and Offering price per share(1)

Class C

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund
Net asset value and Offering price per share(1)

Class I

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	International Growth Fund
Net asset value and Offering price per share

Class R

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund
Net asset value and Offering price per share(1)

(1)	Class B shares are subject to a CDSC, declining from 5% in the first year after purchase to 0% after six years. Class C shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of a retirement plan’s initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which made the disposal by the Funds of their shares impracticable or it is not reasonably practicable for the Funds to fairly determine the value of their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds’ shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

The Global Smaller Companies Fund reserves the right to satisfy redemption requests, in whole or in part, with an in-kind transfer of that Fund’s portfolio securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. No shareholder will have the right to require any distribution of any assets of the Fund (or any other Fund in the Series) in kind.

Anti-Money Laundering

As part of the Series’ responsibility for the prevention of money laundering, you may be required by the Series, RiverSource Investments, Seligman Advisors or SDC or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series, Seligman Advisors or SDC or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Series. The Series, by written notice to you, may suspend payment to you of any proceeds or distributions if the Series, Seligman Advisors or SDC or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, RiverSource Investments, Seligman Advisors or SDC or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Series

US Federal Income Taxes. Each Fund is qualified and intends to continue to qualify for each taxable year for tax treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be subject to federal income taxes on its investment company taxable income and net capital gains, if any, realized during any taxable year, which it distributes to shareholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be “passed through” to them under the rules described below, and the application of state and local tax laws to each of their particular situations.

Dividends from net investment income (other than “qualified dividend income”) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. For taxable years beginning before January 1, 2011 qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradeable on an established securities market in the United States). The amount of dividend income that may be designated as “qualified dividend income” by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate US shareholder must meet certain holding period requirements with respect to the Fund shares.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from each Fund’s capital gains from property held for more than one year and recognized in taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

As of October 31, 2008, the Global Growth Fund and Global Technology Fund had net capital loss carryforwards for federal income tax purposes of $[            ] and $[            ], respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through [            ]. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Capital gain of a non-corporate US shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares that are held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by a Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. Each Fund also may be subject to foreign taxes on capital gains realized from the sale of securities in certain countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund’s gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder’s US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund’s gains from the sale of securities will generally be treated as derived from US sources, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income,” such as the portion of dividends received from a Fund, which qualifies as foreign source income. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Internal Revenue Code to “pass through” to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund if the foreign taxes paid by such Fund will be “passed through” for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund’s gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Internal Revenue Code, will not be affected by any such “pass through” of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, referred to as “passive foreign investment companies” (PFICs under the Internal Revenue Code), the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any

“excess distribution” from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Internal Revenue Code, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Internal Revenue Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. To the extent treated as ordinary gains or losses, these gains or losses increase or decrease the amount of a Fund’s net investment income available to be distributed to its shareholders as ordinary income.

Options Transactions. A special “marked-to-market” system governs the taxation of “section 1256 contracts,” which include certain listed options. Each Fund may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Fund on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Fund. Each Fund can elect to exempt its section 1256 contracts which are part of a “mixed” straddle from the application of section 1256.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury Department a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the US Treasury Department, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from a Fund is “effectively connected” with a US trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a US trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.

If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of that Fund will be subject to US federal income tax at the graduated rates applicable to US citizens or domestic corporations. In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold US federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish that Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to US federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for US federal estate tax purposes, subject to any applicable estate tax treaty.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds’ capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. Seligman Advisors retains the balance of sales charges and any CDSC paid by investors. Any sales charges paid on Class C shares would relate to purchases prior to June 4, 2007.

Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended October 31, 2008, 2007 and 2006, and (only through June 3, 2007) Class C shares of the Funds for the fiscal years ended October 31, 2008, 2007 and 2006, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares.

2008
Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

	2007
Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
Emerging Markets Fund	$96,065	$85,406
Global Growth Fund	12,554	11,195
Global Smaller Companies Fund	43,351	38,776
Global Technology Fund	309,290	274,719
International Growth Fund	48,664	43,412

	2006
Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
Emerging Markets Fund	$165,557	$147,949
Global Growth Fund	11,589	10,331
Global Smaller Companies Fund	70,076	63,244
Global Technology Fund	179,514	159,632
International Growth Fund	48,229	43,063

Compensation

Seligman Advisors, which is an affiliated person of RiverSource Investments, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended October 31, 2008:

Fund	Net Underwriting Discounts and Commissions (Class A and Class C Front-end Sales Charges Retained)(1)	Compensation on Redemptions and Repurchases (CDSC Retained on Class A, Class C and Class R Shares)(2)	Brokerage Commissions	Other Compensation(3)
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

(1)	Effective June 4, 2007, there is no initial sales charges on purchases of Class C shares. Accordingly, any net underwriting discounts and commissions in respect of Class C shares retained by Seligman Advisors would relate to purchases prior to June 4, 2007

(2)	Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under “Rule 12b-1 Plans.”

(3)	During the fiscal year ended October 31, 2008, Seligman Advisors received distribution and service fees in respect of Class B, Class C and Class R shares pursuant to the Fund’s Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. (the “TargETFunds”) and Seligman Cash Management Fund, Inc. (the “Cash Fund”)) of $1,000,000 or more (“NAV sales”), calculated as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

With respect to purchases of Class A shares of the TargETFunds, Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund. are not eligible for the fees described above; however, such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January 7, 2008, at least $2 million in plan assets at the time of investment in the Fund. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the TargETFunds and the Cash Fund) is as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
Sales up to but not including $4,000,000	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the TargETFunds is 0.25% of sales. These fees in respect of eligible employee benefit plans and the fees on NAV sales described above are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees relating to eligible employee benefit plans and NAV sales (each as described above), no fees shall be payable on any assets invested in a Fund by an eligible employee benefit plan that is a separate account client of the investment manager at the time of initial investment (or within the prior 30 days) in a Fund.

The fees described above under “Other Payments” relate only to purchases of Class A shares of the Seligman mutual funds. Purchases of shares of RiverSource funds, RiverSource Partners funds and Threadneedle funds will not be aggregated with purchases of shares of the Seligman mutual funds for purposes of the fees described above.

PAYMENTS TO FINANCIAL INSTITUTIONS

The distributor (Seligman Advisors) and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial institutions, including inter-company allocation of resources or payment to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the funds. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial institution, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges — fees that a financial institution charges its representatives for effecting transactions in the funds. The amount of payment varies by financial institution, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial institution in addition to such asset-based fees, are considered on a case-by-case basis.

Program and Shareholder Servicing

Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial institution to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial institution may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments

The distributor and its affiliates may separately pay financial institutions in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial institution employees, client and investor events and other financial institution-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law. From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

Financial Institution Arrangements

The financial institution through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial institution.

Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in a Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Average annual total returns include any applicable maximum initial sales charge or CDSC.

Cumulative total returns reflect the simple change in the value of a hypothetical investment in a Fund over a stated period. The cumulative total return for each Class of shares of a Fund shown below is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period; subtracting the maximum initial sales charge for Class A shares; determining the total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends or gain distributions or on the redemption of shares. Seligman (the predecessor investment manager) and/or the prior subadviser waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

Historical Investment Results

Class A

The average annual total returns for the one-, five- and ten-year periods ended October 31, 2008 for the Class A shares of the Emerging Markets Fund were %, % and %, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2008 for the Class A shares of the Global Growth Fund were %, % and %, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2008 for the Class A shares of the Global Smaller Companies Fund were %, % and %, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2008 for the Class A shares of the Global Technology Fund were %, % and %, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class A shares of the International Growth Fund were %, % and %, respectively. The average annual total returns for each Fund’s Class A shares were computed by assuming a hypothetical initial investment of $1,000 in Class A shares of each Fund, subtracting the maximum initial sales charge of 5.75% of the public offering price, and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class B

The average annual total returns for the one-, five- and ten-year periods ended October 31, 2008 for the Class B shares of the Emerging Markets Fund were %, % and %, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2008 for the Class B shares of the Global Growth Fund were %, % and %, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2008 for the Class B shares of the Global Smaller Companies Fund were %, % and %, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2008 for the Class B shares of the Global Technology Fund were %, % and %, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class B shares of the International Growth Fund were %, % and %, respectively. The average annual total returns for each Fund’s Class B shares were computed by assuming a hypothetical initial investment of $1,000 in Class B shares of the Fund, and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class B shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five-, and ten-year periods, the entire amounts were redeemed, subtracting the applicable CDSC. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class C

The average annual total returns for the one- and five-year periods ended October 31, 2008 and for the period from May 27, 1999 (inception) to October 31, 2008 for the Class C shares of the Emerging Markets Fund were %, % and %, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2007 and for the period from May 27, 1999 (inception) to October 31, 2008 for the Class C shares of the Global Growth Fund were %, % and %, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2008 and for the period from May 27, 1999 (inception) to October 31, 2008 for the Class C shares of the Global Smaller Companies Fund were %, % and %, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2008 and for the period from May 27, 1999 (inception) to October 31, 2008 for the Class C shares of the Global Technology Fund were %, % and %, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2008 and for the period from May 27, 1999 (inception) to October 31, 2008 for the Class C shares of the International Growth Fund were %, % and %, respectively. The average annual total returns for each Fund’s Class C shares were computed by assuming a hypothetical initial investment of $1,000 in Class C shares of each Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the periods since inception of each Fund’s Class C shares, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class I

The average annual total returns for the one- and five-year periods ended October 31, 2008 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2008 for the Class I shares of Emerging Markets Fund were %, % and %, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2008 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2008 for the Class I shares of Global Growth Fund were %, % and %, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2008 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2008 for the Class I shares of Global Smaller Companies Fund were %, % and %, respectively.

The average annual total returns for the one- and five-year periods ended October 31, 2008 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2008 for the Class I shares of International Growth Fund were %, % and %, respectively. The average annual total returns for each Fund’s Class I shares were computed by assuming a hypothetical initial investment of $1,000 in Class I shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class I shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund’s Class I shares, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class R

The average annual returns for the one-year period ended October 31, 2008 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2008 for the Class R shares of the Emerging Markets Fund were % and %, respectively. The average annual returns for the one-year period ended October 31, 2008 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2008 for the Class R shares of the Global Growth Fund were % and %, respectively. The average annual returns for the one-year period ended October 31, 2008 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2008 for the Class R shares of the Global Smaller Companies Fund were % and %, respectively. The average annual returns for the one-year period ended October 31, 2008 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2008 for the Class R shares of the Global Technology Fund were % and %, respectively. The average annual returns for the one-year period ended October 31, 2008 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2008 for the Class R shares of the International Growth Fund were % and %, respectively. The total returns for each Fund’s Class R shares were computed by assuming a hypothetical initial investment of $1,000 in Class R shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class R shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the one-year period and the period since inception of each Fund’s Class R shares, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Cumulative Total Returns

Class A
Fund	Total Return through 10/31/08 (1)	Value of Initial $1,000 Investment
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

Class B*
Fund	Total Return through 10/31/08 (1)	Value of Initial $1,000 Investment
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

Class C
Fund	Total Return through 10/31/08 (1)	Value of Initial $1,000 Investment
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

Class I
Fund	Total Return through 10/31/08 (1)	Value of Initial $1,000 Investment
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
International Growth Fund

Class R
Fund	Total Return through 10/31/08 (1)	Value of Initial $1,000 Investment
Emerging Markets Fund
Global Growth Fund
Global Smaller Companies Fund
Global Technology Fund
International Growth Fund

*	Reflects automatic conversion to Class A shares approximately eight years after purchase, as applicable.

(1)	From commencement of operations on:

Fund	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R Shares
Emerging Markets Fund	5/28/96	5/28/96	5/27/99	11/30/01	4/30/03
Global Growth Fund	11/1/95	4/22/96	5/27/99	11/30/01	4/30/03
Global Smaller Companies Fund	—	4/22/96	5/27/99	11/30/01	4/30/03
Global Technology Fund	5/23/94	4/22/96	5/27/99	not offered	4/30/03
International Growth Fund	—	4/22/96	5/27/99	11/30/01	4/30/03

Financial Statements

The Annual Report to shareholders for the fiscal year ended October 31, 2008 contains a portfolio of the investments of each of the Funds as of October 31, 2008, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendant’s motion to dismiss the complaint, the Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Board of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors (the principal underwriter of the Seligman Funds) relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current and former clients, including the Seligman Funds and other investment companies managed RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Fund affected by such matter. Rule 18f-2 further provides that a class or Fund shall be deemed to be affected by a matter unless it is clear that the interests of each class or Fund in the matter are substantially identical or that the matter does not affect any interest of such class or Fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian and Recordkeeping Agents. JP Morgan Chase Bank N.A., One Chase Manhattan Plaza, New York, NY 10005-1401, serves as custodian for the Funds. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, maintains, under the general supervision of Seligman, certain accounting records and determines the net asset value for the Funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds. These services include administrative, accounting, treasury, and other services.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

The Seligman Funds*	Appendix A

Seligman Asset Allocation Series, Inc.

Seligman Asset Allocation Aggressive Growth Fund

Seligman Asset Allocation Balanced Fund

Seligman Asset Allocation Growth Fund

Seligman Asset Allocation Moderate Growth Fund

Seligman Capital Fund, Inc.

Seligman Cash Management Fund, Inc.

Seligman Common Stock Fund, Inc.

Seligman Communications and Information Fund, Inc.

Seligman Core Fixed Income Fund, Inc.

Seligman Frontier Fund, Inc.

Seligman Global Fund Series, Inc.

Seligman Emerging Markets Fund

Seligman Global Smaller Companies Fund

Seligman Global Growth Fund

Seligman Global Technology Fund

Seligman International Growth Fund

Seligman Growth Fund, Inc.

Seligman High Income Fund Series

Seligman U.S. Government Securities Fund

Seligman High-Yield Fund

Seligman Income and Growth Fund, Inc.

Seligman LaSalle Real Estate Fund Series, Inc.

Seligman LaSalle Global Real Estate Fund

Seligman LaSalle Monthly Dividend Real Estate Fund

Seligman Municipal Fund Series, Inc.

Seligman National Municipal Class

Seligman Colorado Municipal Class

Seligman Georgia Municipal Class

Seligman Louisiana Municipal Class

Seligman Maryland Municipal Class

Seligman Massachusetts Municipal Class

Seligman Michigan Municipal Class

Seligman Minnesota Municipal Class

Seligman Missouri Municipal Class

Seligman New York Municipal Class

Seligman Ohio Municipal Class

Seligman Oregon Municipal Class

Seligman South Carolina Municipal Class

Seligman Municipal Series Trust

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Florida Municipal Series

Seligman North Carolina Municipal Series

Seligman New Jersey Municipal Fund, Inc.

Seligman Pennsylvania Municipal Fund Series

Seligman Portfolios, Inc.

Seligman Capital Portfolio

Seligman Cash Management Portfolio

Seligman Common Stock Portfolio

Seligman Communications and Information Portfolio

Seligman Global Technology Portfolio

Seligman International Growth Portfolio

Seligman Investment Grade Fixed Income Portfolio

Seligman Large-Cap Value Portfolio

Seligman Smaller-Cap Value Portfolio

Seligman TargetHorizon ETF Portfolios, Inc.

Seligman TargETFund 2045

Seligman TargETFund 2035

Seligman TargETFund 2025

Seligman TargETFund 2015

Seligman TargETFund Core

Seligman Value Fund Series, Inc.

Seligman Large-Cap Value Fund

Seligman Smaller-Cap Value Fund

Seligman LaSalle International Real Estate Fund, Inc.

Tri-Continental Corporation

*	Cannot be exchanged with any RiverSource fund, RiverSource Partners fund or Threadneedle fund.

The RiverSource Complex of Funds*	Appendix B

RiverSource Bond Series, Inc.

RiverSource Floating Rate Fund

RiverSource Income Opportunities Fund

RiverSource Inflation Protected Securities Fund

RiverSource Limited Duration Bond Fund

RiverSource California Tax-Exempt Trust

RiverSource California Tax-Exempt Fund

RiverSource Dimensions Series, Inc.

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Diversified Income Series, Inc.

RiverSource Diversified Bond Fund

RiverSource Equity Series, Inc.

RiverSource Mid Cap Growth Fund

RiverSource Global Series, Inc.

RiverSource Absolute Return Currency and Income Fund

RiverSource Emerging Markets Bond Fund

RiverSource Global Bond Fund

RiverSource Global Technology Fund

Threadneedle Emerging Markets Fund

Threadneedle Global Equity Fund

RiverSource Government Income Series, Inc.

RiverSource Short Duration U.S. Government Fund

RiverSource U.S. Government Mortgage Fund

RiverSource High Yield Income Series, Inc.

RiverSource High Yield Bond Fund

RiverSource Income Series, Inc.

RiverSource Income Builder Basic Income Fund

RiverSource Income Builder Enhanced Income Fund

RiverSource Income Builder Moderate Income Fund

RiverSource International Managers Series, Inc.

RiverSource Partners International Select Growth Fund

RiverSource Partners International Select Value Fund

RiverSource Partners International Small Cap Fund

RiverSource International Series, Inc.

RiverSource Disciplined International Equity Fund

Threadneedle European Equity Fund

Threadneedle Global Equity Income Fund

Threadneedle Global Extended Alpha Fund

Threadneedle International Opportunity Fund

RiverSource Investment Series, Inc.

RiverSource Balanced Fund

RiverSource Disciplined Large Cap Growth Fund

RiverSource Diversified Equity Income Fund

RiverSource Disciplined Large Cap Value Fund

RiverSource Mid Cap Value Fund

RiverSource Large Cap Series, Inc.

RiverSource Disciplined Equity Fund

RiverSource Growth Fund

RiverSource Large Cap Equity Fund

RiverSource Large Cap Value Fund

RiverSource Managers Series, Inc.

RiverSource Partners Aggressive Growth Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners Select Value Fund

RiverSource Partners Small Cap Equity Fund

RiverSource Partners Small Cap Value Fund

RiverSource Market Advantage Series, Inc.

RiverSource Portfolio Builder Aggressive Fund

RiverSource Portfolio Builder Conservative Fund

RiverSource Portfolio Builder Moderate Aggressive Fund

RiverSource Portfolio Builder Moderate Conservative Fund

RiverSource Portfolio Builder Moderate Fund

RiverSource Portfolio Builder Total Equity Fund

RiverSource S&P 500 Index Fund

RiverSource Small Company Index Fund

RiverSource Money Market Series, Inc.

RiverSource Cash Management Fund

RiverSource Sector Series, Inc.

RiverSource Dividend Opportunity Fund

RiverSource Real Estate Fund

RiverSource Selected Series, Inc.

RiverSource Precious Metals and Mining Fund

RiverSource Series Trust

RiverSource 120/20 Contrarian Equity Fund

RiverSource 130/30 U.S. Equity Fund

RiverSource Retirement Plus 2010 Fund

RiverSource Retirement Plus 2015 Fund

RiverSource Retirement Plus 2020 Fund

RiverSource Retirement Plus 2025 Fund

RiverSource Retirement Plus 2030 Fund

RiverSource Retirement Plus 2035 Fund

RiverSource Retirement Plus 2040 Fund

RiverSource Retirement Plus 2045 Fund

RiverSource Short Term Investments Series, Inc.

RiverSource Short-Term Cash Fund

RiverSource Special Tax-Exempt Series Trust

RiverSource Minnesota Tax-Exempt Fund

RiverSource New York Tax-Exempt Fund

RiverSource Strategic Allocation Series, Inc.

RiverSource Strategic Allocation Fund

RiverSource Strategic Income Allocation Fund

RiverSource Strategy Series, Inc.

RiverSource Equity Value Fund

RiverSource Partners Small Cap Growth Fund

RiverSource Small Cap Advantage Fund

RiverSource Tax-Exempt Income Series, Inc.

RiverSource Tax-Exempt High Income Fund

RiverSource Tax-Exempt Money Market Series, Inc.

RiverSource Tax-Exempt Money Market Fund

RiverSource Tax-Exempt Series, Inc.

RiverSource Intermediate Tax-Exempt Fund

RiverSource Tax-Exempt Bond Fund

RiverSource Variable Series Trust

Disciplined Asset Allocation Portfolios – Aggressive

Disciplined Asset Allocation Portfolios – Conservative

Disciplined Asset Allocation Portfolios – Moderate

Disciplined Asset Allocation Portfolios – Moderately Aggressive

Disciplined Asset Allocation Portfolios – Moderately Conservative

RiverSource Partners Variable Portfolio – Fundamental Value Fund

RiverSource Partners Variable Portfolio – Select Value Fund

RiverSource Partners Variable Portfolio – Small Cap Value Fund

RiverSource Variable Portfolio – Balanced Fund

RiverSource Variable Portfolio – Cash Management Fund

RiverSource Variable Portfolio – Core Equity Fund

RiverSource Variable Portfolio – Diversified Bond Fund

RiverSource Variable Portfolio – Diversified Equity Income Fund

RiverSource Variable Portfolio – Global Bond Fund

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund

RiverSource Variable Portfolio – Growth Fund

RiverSource Variable Portfolio – High Yield Bond Fund

RiverSource Variable Portfolio – Income Opportunities Fund

RiverSource Variable Portfolio – Large Cap Equity Fund

RiverSource Variable Portfolio – Large Cap Value Fund

RiverSource Variable Portfolio – Mid Cap Growth Fund

RiverSource Variable Portfolio – Mid Cap Value Fund

RiverSource Variable Portfolio – S&P 500 Index Fund

RiverSource Variable Portfolio – Short Duration U.S. Government Fund

RiverSource Variable Portfolio – Small Cap Advantage Fund

Threadneedle Variable Portfolio – Emerging Markets Fund

Threadneedle Variable Portfolio – International Opportunity Fund

*	Cannot be exchanged with any Seligman fund.

PART C.   OTHER INFORMATION

Item 23.	Exhibits.

All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*), which will be filed by amendment.

(a)	*Articles Supplementary dated May 16, 2008 abolishing Class D shares.

(a)(1)	Articles Supplementary dated April 24, 2003. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on April 29, 2003.)

(a)(2)	Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(a)(3)	Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed on May 28, 1999.)

(a)(4)	Articles of Amendment and Restatement of Articles of Incorporation of Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on March 1, 1999.)

(b)	Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed on February 28, 2006.)

(c)	Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman International Growth Fund (formerly, Seligman Henderson International Fund). (Incorporated by reference to Exhibit 4 of Registrant’s Post-Effective Amendment No. 6 filed on April 23, 1993 and Registrant’s Post-Effective Amendment No. 8 filed on September 21, 1993.) Specimen Stock Certificate for Class B Shares with respect to Seligman International Growth Fund. (Incorporated by reference to Registrant’s Form SE filed on April 16, 1996.)

(c)(1)	Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Global Smaller Companies Fund (formerly, Seligman Henderson Global Smaller Companies Fund, and also formerly, Seligman Henderson Global Emerging Companies Fund). (Incorporated by reference to Exhibit 4a to Registrant’s Post-Effective Amendment No. 10 filed on August 10, 1992.) Specimen Stock Certificate for Class B Shares with respect to Seligman Global Smaller Companies Fund. (Incorporated by reference to Registrant’s Form SE filed on April 16, 1996.)

(c)(2)	Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Global Technology Fund (formerly, Seligman Henderson Global Technology Fund). (Incorporated by reference to Exhibit 4b of Registrant’s Post-Effective Amendment No. 11, filed on May 10, 1994.) Specimen Stock Certificate for Class B Shares with respect to Seligman Global Technology Fund. (Incorporated by reference to Registrant’s Form SE filed on April 16, 1996.)

(c)(3)	Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Global Growth Fund (formerly, Seligman Henderson Global Growth Opportunities Fund). (Incorporated by reference to Registrant’s Form SE filed on October 30, 1995.) Specimen Stock Certificate for Class B Shares with respect to Seligman Global Growth Fund. (Incorporated by reference to Registrant’s Form SE filed on April 16, 1996.)

(c)(4)	Specimen Stock Certificates for Class A, Class B and Class D Shares with respect to Seligman Emerging Markets Fund (formerly, Seligman Henderson Emerging Markets Growth Fund). (Incorporated by reference to Registrant’s Form SE, filed on May 15, 1996.)

(c)(5)	Additional rights of security holders are set forth in Article FIFTH and SEVENTH of the Registrant’s Articles of Incorporation and Articles I and IV of Registrant’s By-laws. (Incorporated by reference to Exhibits 1 and 2, respectively, to Registrant’s Post-Effective Amendment No. 23, filed on February 27, 1997.)

PART C.   OTHER INFORMATION (continued)

(d)	*Management Agreement between the Registrant and RiverSource Investments, LLC.

(d)(1)	*Subadvisory Agreement between RiverSource Investments, LLC and Wellington Management Company, LLP.

(d)(2)	*Delegation Agreement between RiverSource Investments, LLC and Wellington Management Company, LLP and Wellington Management International Limited.

(d)(3)	*Form of Waiver/Reimbursement Agreement.

(e)	Addendum to Sales/Bank Agreement. (Incorporated by reference to Exhibit 23(e) of Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1)	Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Exhibit 23(e)(1) of Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2)	*Distributing Agreement between the Registrant and Seligman Advisors, Inc., dated August 1, 2001.

(e)(3)	Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.)

(e)(4)	Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter, Inc. (formerly, Dean Witter Reynolds, Inc.). (Incorporated by reference to Exhibit 24a(B)(6)(b) of the Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(e)(5)	Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter, Inc. (formerly Dean Witter Reynolds, Inc.) with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 24a(B)(6)(c) of Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566), filed on April 28, 1997.)

(e)(6)	Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc (formerly, Smith Barney Inc). (Incorporated by reference to Exhibit 24a(B)(6)(d) of the Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(e)(7)	Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 filed on February 28, 2003.)

(e)(8)	*Form of Revised Sales and 12b-1 Agreement between Seligman Advisors, Inc. and Dealers.

(f)	Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Exhibit 7 of the Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 2-92487) filed on January 29, 1997.)

(f)(1)	Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(f)(2)	*Deferred Compensation Plan for Directors/Trustees of RiverSource complex of funds.

(g)	Custody Agreement, dated May 1, 1996, between Registrant and Chase Manhattan Bank. (Incorporated by reference to Exhibit 8 of Registrant’s Post-Effective Amendment No. 22 filed on November 20, 1996.)

(g)(1)	*Amendment to Custody Agreement dated April 1, 2001 between the Registrant and State Street Bank and Trust Company (assigned from Investors Fiduciary Trust Company).

(h)	Recordkeeping Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 23, filed on February 27, 1997.)

(h)(1)	*Form of Administrative Services Agreement, dated November 7, 2008, between Registrant and Ameriprise Financial, Inc.

(h)(2)	Form of License Agreement between Ameriprise Financial, Inc. and the Seligman funds (Incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 63 to the Registration Statement of RiverSource Diversified Income Series, Inc. (File No. 2-51586) filed on October 30, 2007.)

(i)	Opinion and Consent of Counsel in respect of Class R shares for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund. (Incorporated by reference to Registrant’s Post Effective Amendment No.35 filed on April 29, 2003.)

(i)(1)	Opinion and Consent of Counsel in respect of Class I shares for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(i)(2)	Opinion and Consent of Counsel on behalf of each of the Fund’s Class C shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed on May 28, 1999.)

(i)(3)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman International Growth Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.)

(i)(4)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Emerging Markets Fund. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed on May 20, 1996.)

(i)(5)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Global Growth Fund. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 filed on October 27, 1995.)

(i)(6)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Global Technology Fund. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed March 1, 1999.)

(j)	*Consent of Independent Registered Public Accounting Firm.

(k)	Not applicable.

(l)	Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post Effective Amendment No. 35 filed on April 29, 2003.)

(l)(1)	Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(l)(2)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed on May 28, 1999.)

(l)(3)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A and Class D shares between Registrant’s Seligman International Growth Fund and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on February 27, 1997.) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant’s Seligman International Growth Fund and Seligman Advisors, Inc. (Incorporated by reference to Exhibit 13a of Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(4)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class D shares between Registrant’s Seligman Global Smaller Companies Fund and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on February 27, 1997.) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant’s Seligman Global Smaller Companies Fund and Seligman Advisors, Inc. (Incorporated by reference to Exhibit 13b of Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(5)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A and Class D shares between Registrant’s Seligman Global Technology Fund and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 23, filed on February 27, 1997.) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant’s Seligman Global Technology Fund and Seligman Advisors, Inc. (Incorporated by reference to Exhibit 13c of Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.)

(l)(6)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant’s Seligman Global Growth Fund and Seligman Advisors, Inc. (Incorporated by reference to Exhibit 13d of Registrant’s Post-Effective Amendment No. 20 filed April 19, 1996.)

(l)(7)	Copy of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, Class B and Class D shares between Registrant’s Seligman Emerging Markets Fund and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on May 20, 1996.)

(m)	Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on April 29, 2003.)

(m)(1)	Form of Amended Administration, Shareholder Services and Distribution Plans for each of Seligman International Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, Seligman Global Growth Fund and Seligman Emerging Markets Fund (the Funds), and Form of Amended Administration, Shareholder Services and Distribution Agreements for each of the Funds. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(m)(2)	Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(3)	Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(4)	Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(5)	Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(6)	Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(7)	Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(8)	Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference as Exhibit (m)(8) to Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(m)(9)	Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(10)	Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(11)	Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(n)	*Plan of Multiple Classes of Shares (Five Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended.

(n)(1)	Plan of Multiple Classes of Shares (five Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on November 30, 2001.)

(p)	*Code of Ethics of the Registrant and Ameriprise Financial, Inc., RiverSource Investments LLC, J. & W. Seligman & Co. Incorporated and Seligman Advisors, Inc. and affiliates.

(p)(1)	Code of Ethics of Wellington Management Company, LLP. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed on February 28, 2007.)

(Other Exhibits)

(a)	Directors/Trustees Powers of Attorney. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. filed on January 28, 2009.)

Item 24.	Persons Controlled by or Under Common Control with Registrant. RiverSource Investments, LLC., (“RiverSource Investments”), as sponsor of the Seligman funds, which are part of the RiverSource complex of funds, may make initial capital investments in funds (seed accounts). RiverSource Investments also serves as investment manager of certain funds-of-funds that invest primarily in Class I shares of affiliated funds (the “underlying funds”). RiverSource Investments does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that RiverSource Investments may be deemed to control certain funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, RiverSource Investments (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the funds-of-funds (which votes proxies for the funds-of-funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 25.	Indemnification. Reference is made to the provisions of Articles TWELFTH and THIRTEENTH of Registrant’s Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article Tenth of Registrant’s Amended and Restated By-laws filed as Exhibit Item 23(b) of Registrant’s Post-Effective Amendment No. 40 filed on February 28, 2006.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser. RiverSource Investments, LLC, a Delaware corporation (“RiverSource Investments”), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended (“Advisors Act”).

Wellington Management Company, LLP, a Delaware corporation (“Wellington Management”), serves as subadviser to the registrant’s Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund, and is an investment adviser registered under the Advisors Act, as amended. Wellington Management is also subadviser to Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, and Seligman International Growth Portfolio, each a separate series of Seligman Portfolios, Inc.

The list required by this Item 26 of officers and directors of RiverSource Investments, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 12 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423), which was filed on December 1, 2008.

The list required by this Item 26 of officers and directors of Wellington Management, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, none of the officers or directors of Wellington Management have engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.	Principal Underwriters.

(a)	The names of each investment company (including the Registrant) for which Registrant’s principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter follow: Seligman Asset Allocation Series, Inc., Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., and Seligman Value Fund Series, Inc., RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust;RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series,Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust.

(b)	Name of each director, principal officers or partners of Registrant’s principal underwriter named in response to Item 20:

Seligman Advisors, Inc.

As of December 1, 2008

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Patrick Thomas Bannigan**	Vice President	President
Walter S. Berman**	Treasurer	None
Paul J. Dolan**	Chief Operating Officer and Chief Administrative Officer	None
Peter A. Gallus**	Vice President and Chief Operating Officer	None
Jeffrey P. Fox**	Chief Financial Officer	Asst. Treasurer
Eleanor T.M. Hoagland*	Anti-Money Laundering Officer	Chief Compliance Officer, Money Laundering Prevention Officer and Identity Theft Prevention Officer
Christopher P. Keating**	Vice President	None
Jeffrey Lee McGregor, Sr.**	President	None
Thomas R. Moore**	Secretary	None
Brian W. Mitchell*	Chief Compliance Officer	None
Scott Roane Plummer**	Chief Counsel	Vice President, General Counsel and Secretary
William Frederick ‘Ted’ Truscott**	Chairman and Chief Executive Officer	Board Member and Vice President

*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

**	The principal business address of each of these directors and/or officers is 50611 Ameriprise Financial Center, Minneapolis, MN 55474.

(c)	Not applicable.

Item 28.	Location of Accounts and Records. The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules 17 CFR 270.31(a)-1 to 31(a)-3 promulgated thereunder, are maintained by RiverSource Investments, LLC, located at 100 Park Avenue, New York, NY 10017 and 200 Ameriprise Financial Center, Minneapolis, MN 55474 or at the following locations: (1) Custodian for the Funds: JP Morgan Chase Bank N.A., One Chase Manhattan Plaza, New York, NY 10005-1401; (2) Record-keeping Agent for the Funds: State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105; (3) Transfer Agent, Redemption and Other Shareholder Account Services for the Funds: Seligman Data Corp., 100 Park Avenue, New York, NY 10017 and (4) Ameriprise Financial, Inc., 707 Second Avenue, South Minneapolis, MN 55402, and Iron Mountain Records Management, 920 and 950 Apollo Road, Eagan, MN 55121. Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records.

Item 29.	Management Services. Not Applicable.

Item 30.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 45 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 6th day of February, 2009.

SELIGMAN GLOBAL FUND SERIES, INC.

By:	/s/ Patrick T. Bannigan
Patrick T. Bannigan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 45 to its Registration Statement has been signed below by the following persons in the capacities indicated on February 6, 2009.

Signature	Title

/s/ Patrick T. Bannigan	President
Patrick T. Bannigan	(Principal Executive Officer)

/s/ Lawrence P. Vogel	Treasurer (Principal Financial and Accounting Officer)
Lawrence P. Vogel

Kathleen A. Blatz, Director	)

Arne H. Carlson, Director	)

Pamela G. Carlton, Director	)

Patricia M. Flynn, Director	)

Anne P. Jones, Director	)	/s/ Scott Plummer

Jeffrey Laikind, Director	)	Scott Plummer, Attorney-in-Fact

Stephen R. Lewis, Chairman of the Board and Director	)

John F. Maher, Director	)

Catherine James Paglia, Director	)

Leroy C. Richie, Director	)

Alison Taunton-Rigby, Director	)

William F. Truscott, Director	)